UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.        )

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Authentidate Holding Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AUTHENTIDATE HOLDING CORP.

2225 Centennial Drive

Gainesville, Georgia 30504

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 8, 2017

To the Stockholders of

AUTHENTIDATE HOLDING CORP.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AUTHENTIDATE HOLDING CORP. will be held at 2225 Centennial Drive, Gainesville, Georgia 30504 on December 8, 2017 at 10:00 a.m., Eastern time. The Annual Meeting of Stockholders is being held for the purpose of:

1.	Electing four (4) directors to Authentidate’s board of directors;

2.	Holding a non-binding advisory vote on the compensation of our named executive officers;

3.	Ratifying the appointment of Rosenberg, Rich, Baker, Berman & Company as our independent registered public accounting firm for the fiscal year ending June 30, 2018; and

4.	Transacting such other business as may properly be brought before the meeting or any adjournment thereof.

The close of business on October 24, 2017, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the meeting, it is important that your shares be represented and voted at the Annual Meeting. To ensure that your shares are represented and voted at the meeting, please either vote your shares electronically over the internet or by telephone, or if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying Proxy Statement. Please vote as promptly as possible in order to ensure your representation at the meeting. Submitting your instructions by any of these methods will not affect your right to attend the meeting and vote in person. If you do attend the Annual Meeting, you may revoke any prior proxy and vote your shares in person if you wish to do so. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders on December 8, 2017

The Proxy Statement and our 2017 Annual Report to Stockholders

are available at: http://www.cstproxy.com/authentidate/2017

By Order of the Board of Directors,

Hanif A. Roshan, Chairman

Dated: October 27, 2017

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE EITHER VOTE BY INTERNET OR TELEPHONE, OR IF YOU REQUESTED A PROXY CARD, COMPLETE, DATE AND SIGN THE PROXY CARD AND MAIL IT PROMPTLY TO ENSURE REPRESENTATION OF YOUR SHARES.

AUTHENTIDATE HOLDING CORP.

2225 Centennial Drive

Gainesville, Georgia 30504

PROXY STATEMENT

for

Annual Meeting of Stockholders

To Be Held on December 8, 2017

AUTHENTIDATE HOLDING CORP., a Delaware corporation, is distributing and making available proxy materials, including this proxy statement, to the holders of record of shares of its common stock as of October 24, 2017 in connection with the solicitation of proxies by the board of directors of Authentidate for use at the annual meeting of stockholders to be held at 10:00 a.m. (Eastern time) at the company’s corporate headquarters, located at 2225 Centennial Drive, Gainesville, Georgia 30504 on December 8, 2017 and at any adjournment or postponement thereof. The proxy materials, including this proxy statement and our 2017 Annual Report, are being distributed and made available on or about October 27, 2017.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

On October 24, 2017 (the “Record Date”), there were issued and outstanding 7,249,370 shares of common stock, 605,000 shares of Series D Preferred Stock (the “Series D Preferred Stock”) and 25,000 shares of Series E Preferred Stock (the “Series E Preferred Stock”). Only holders of common stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Each share of common stock is entitled to one vote on each matter submitted to stockholders.

Shares of Authentidate’s common stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted:

1.	FOR the election of the four (4) persons nominated by the board of directors;

2.	FOR the resolution approving the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC;

3.	FOR the ratification of Rosenberg, Rich, Baker, Berman & Company as our independent registered public accounting firm for the fiscal year ending June 30, 2018; and

4.	FOR such other matters as may be properly brought before the meeting and for which the persons named on the enclosed proxies determine, in their sole discretion to vote in favor.

Notice of Internet Availability of Proxy Materials

We are furnishing proxy materials to our shareholders primarily via the internet, instead of mailing printed copies of these materials to each stockholder. On October 27, 2017, we mailed to our stockholders (other than those who previously requested electronic delivery) a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and annual report. The Notice of Internet Availability also instructs stockholders on how to access their proxy card to vote through the internet or by telephone. This is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the annual meeting, and conserve natural resources. However, if a stockholder would prefer to receive printed proxy materials, the stockholder may follow the instructions included in the Notice of Internet Availability. If a stockholder has previously elected to receive proxy materials electronically, that stockholder will continue to receive these materials via e-mail unless he or she elects otherwise.

Quorum

Under our bylaws, a majority of the shares of common stock outstanding and entitled to vote at the annual meeting as of the Record Date must be present at the meeting, either in person or by proxy, in order to hold the meeting and conduct business. This presence is called a quorum. Shares are counted as present at the meeting if you are present in person at the meeting, or if you have properly submitted a proxy. In addition, abstentions and broker non-votes will be considered to be shares present at the meeting for purposes of determining whether there is a quorum. A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If you do not give instructions to your broker, bank, or nominee, it can vote your shares only with respect to discretionary items, but not with respect to non-discretionary items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker, bank or nominee may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give instructions to your broker, bank or nominee, the shares will be treated as broker non-votes.

1

Vote required

Election of directors (Proposal 1) is by plurality vote, with the four nominees receiving the highest vote totals to be elected as directors of Authentidate. Broker non-votes and properly executed proxies marked “WITHHOLD” with respect to the election of a director will not be voted with respect to the director indicated. As a result, the four director nominees receiving the highest number of votes cast by stockholders present in person or represented by proxy at the annual meeting and entitled to vote at the annual meeting will be elected to our board of directors. Accordingly, votes that are withheld and broker non-votes will not affect the outcome of the election of directors.

The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote at the annual meeting is required to approve the advisory vote on executive compensation in Proposal 2. Because this vote is advisory and is not binding on our board of directors, our management resources and compensation committee, which is responsible for designing and administering our executive compensation program, will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate. Abstentions will have the same effect as voting against the resolution. Because broker non-votes are not counted as votes for or against this resolution, they will have no effect on the outcome of the vote.

Approval of the ratification of the appointment of Rosenberg, Rich, Baker, Berman & Company as our independent registered public accounting firm for fiscal 2018 (Proposal 3) requires the affirmative vote by holders of at least a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote at the annual meeting. Accordingly, for this proposal, a properly executed proxy marked “abstain” with respect to any such matter will not be voted and will have the effect of a negative vote. Any broker non-votes will not have an effect on this proposal.

Any other matter submitted to the stockholders will require the affirmative vote of a majority of the shares represented and entitled to vote, in person or by proxy, at the annual meeting, unless a greater percentage is required either by law or by our amended certificate of incorporation or bylaws. If you abstain from voting on any of these matters, your abstention will be considered as present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of a vote against the particular matter. In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the annual meeting of stockholders. The board of directors is not currently aware of any such other matters. If any other matter does properly come before the annual meeting, the board intends that the persons named in the enclosed form of proxy will vote on such matter in accordance with their judgment.

Shares held in Street Name

If you hold your shares in street name, you should have received a Notice of Internet Availability containing voting instructions from that organization rather than from us. Simply follow the voting directions provided by your broker, bank or nominee regarding how to instruct your broker, bank or nominee to ensure your vote is counted. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the internet. Please check with your broker or other nominee and follow the voting procedure your broker or other nominee provides to vote your shares. As discussed above, if you hold your shares in “street name” through a broker, bank or other nominee, then the broker, bank or nominee who holds your shares has the authority under the applicable stock exchange rules to vote only on certain items, referred to as discretionary items, if they have not received instructions from you. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange and on which your broker, bank or nominee may vote shares held in street name in the absence of your voting instructions. At this annual meeting, Proposal 3 is considered routine items and if your shares are held by your broker in “street name” and you do not vote your shares, your brokerage firm may vote your unvoted shares on this proposal.

2

Under the applicable stock exchange rules, brokers, banks and nominees may not exercise discretionary voting authority and may not vote your shares with respect to Proposals 1 or 2 unless you provide them with voting instructions. Thus, if you hold your shares in street name, you must give instructions to your broker, bank or nominee in order to vote your shares on these proposals.

Manner of Voting

Voting by Proxy – Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a “stockholder of record” and you may vote in person by attending the meeting, or by voting your shares by proxy over the internet or by telephone by following the instructions provided in the Notice of Internet Availability, or, if you requested to receive printed proxy materials, you may vote by marking, dating and signing the proxy card delivered to you and returning it in the postage-paid envelope provided, or you may vote over the internet or by telephone pursuant to the instructions provided in the proxy card. Instructions for voting via the internet, by telephone and by mail are summarized below.

By Internet—If you have internet access, you may submit your proxy by following the “Vote by Internet” instructions on the Notice of Internet Availability.

By Telephone—You may submit your proxy via telephone by following the “Vote by Telephone” instructions on the Notice of Internet Availability.

By Mail—You may request delivery of a physical proxy card and submit your proxy by signing your proxy card and mailing it in the postage-prepaid envelope provided to you.

If you are a stockholder of record, your shares will be voted in the manner that you indicate in your proxy card or via the internet or by telephone.

With respect to the election of directors (Proposal 1), you may either vote “FOR” all the nominees to the board or you may “WITHHOLD” your vote for any nominee you specify. For all other matters to be voted on at the annual meeting, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting.

If you sign and return your proxy card, or otherwise vote, but do not specify how you want to vote your shares, the persons named as proxy holders will vote your shares in accordance with the recommendations of the board of directors as described below under the caption “Recommendations of the Board of Directors”. If any other business properly comes before the stockholders for a vote at the annual meeting, or at any adjournments or any postponements of the meeting, your shares will be voted according to the discretion of the holders of the proxy.

Voting by Proxy – Street Name Holders

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” Most beneficial owners whose stock is held in the name of a broker, bank or other nominee receive instructions for granting proxies from their brokers, banks or nominees, rather than our proxy card. Telephone and internet voting are available to stockholders owning shares through certain brokers, banks and nominees. You can vote your shares held through a broker, bank or nominee by following the voting instructions sent to you by that institution. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described above under the caption “Shares held in Street Name”.

Voting In Person at the Annual Meeting

If you choose to vote in person, you can attend the annual meeting and cast your vote in person. Whether or not a stockholder plans to attend the meeting, the stockholder should vote by proxy to ensure his or her vote is counted. A stockholder may still attend the meeting and vote in person if he or she has already voted by proxy. To vote in person, a stockholder of record may come to the meeting and we will provide the stockholder with a ballot. Stockholders who hold their shares through a broker, bank or nominee and wish to vote at the meeting must bring to the meeting a legal proxy from the broker, bank or nominee issued in the stockholder’s name and confirming their beneficial ownership of the shares to be voted.

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Revocation of Proxies

Any proxy may be revoked at any time before it is voted at the annual meeting. A stockholder may revoke or change their votes on any matter by: (i) delivering a new proxy card bearing a later date to the company; (ii) notifying the Secretary of the company either in writing prior to the meeting or in person at the meeting; (iii) voting again via the telephone or internet; or (iv) attending the meeting and voting in person. If your stock is held in street name, you must follow the instructions of the broker, bank, or nominee as to how to change your vote. If you would like to obtain proxy materials or have any questions, you should refer to the instructions on the Notice of Internet Availability or contact the company at (888) 661-0225. Revocation is effective only upon receipt of such notice by our corporate secretary.

Solicitation of Proxies

We will bear the cost of the solicitation of proxies by the board of directors. The board of directors may use the services of its executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of our common stock held of record by such persons, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. Pursuant to rules adopted by the U.S. Securities and Exchange Commission, or SEC, we have elected to furnish our proxy materials, including this proxy statement, over the internet. Consequently, our stockholders generally will not receive paper copies of our proxy materials unless they request them. We will instead send a Notice of Internet Availability of Proxy Materials, to our stockholders of record with instructions for accessing the proxy materials and voting through the internet or by telephone. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability and to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy of the proxy materials may also be found in the Notice of Internet Availability.

Annual Report

The Annual Report to Stockholders for the fiscal year ended June 30, 2017, including financial statements, accompanies this proxy statement. Our principal executive offices are located at 2225 Centennial Drive, Gainesville, Georgia 30504. Our telephone number is (678) 276-8412.

Corporate Information

On January 27, 2016, Authentidate Holding Corp., completed its merger (the “AEON Acquisition”) with Peachstate Health Management, LLC d/b/a AEON Clinical Laboratories (“AEON”), pursuant to a definitive Amended and Restated Agreement and Plan of Merger dated January 26, 2016, as amended on May 31, 2016 and December 15, 2016, collectively referred to herein as the “Merger Agreement”. Unless otherwise stated in this proxy statement, or the context otherwise requires, references to “Authentidate,” “AHC,” “we,” “us,” “our,” the “Company” and similar references refer to Authentidate Holding Corp. and its subsidiaries. References below to “AEON” refer to the clinical laboratory testing services provided through the AEON subsidiary.

Recommendations of the Board of Directors

The recommendations of our board of directors are set forth in the description of the matters to be acted on in this proxy statement. In summary, our board of directors recommends a vote:

•	FOR election of the nominees of the board (see PROPOSAL 1);

•	FOR the resolution approving the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC (see PROPOSAL 2); and

•	FOR the ratification of Rosenberg, Rich, Baker, Berman & Company as our independent registered public accounting firm for the fiscal year ending June 30, 2018 (see PROPOSAL 3).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, they will vote in their own discretion. If you sign and return your proxy card or otherwise vote without indicating voting selections, the persons named as proxy holders will vote your shares in accordance with the recommendations of the board of directors.

4

VOTING SECURITIES AND SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Securities entitled to vote at this annual meeting are Authentidate’s common stock. Each share entitles its holder to one vote on each matter submitted to stockholders. As of the Record Date, there were 7,249,370 shares of common stock issued and outstanding. The following table sets forth certain information as of the Record Date, with respect to (i) each director and nominee, (ii) each of the named executive officers of the company listed in the Summary Compensation Table included in this proxy statement , (iii) all directors, nominees and current executive officers as a group, and (iv) persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by us to be the beneficial owner of more than five percent of our common stock. Shares of common stock subject to options or warrants exercisable within 60 days from the date of this table are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others. Except as otherwise noted below, the address for each person or entity listed in the table is: Authentidate Holding Corp., c/o Peachstate Health Management d/b/a AEON Clinical Laboratories, 2225 Centennial Drive, Gainesville, GA 30504.

	Common Stock
Name and Address of Beneficial Holder	Amount and Nature of Beneficial Ownership (++)		Percent of Class (#)
5% Stockholders
Lazarus Investment Partners LLLP 3200 Cherry Creek South Drive, Suite 670 Denver, Colorado 80209	627,784	(1)	8.6%

Gulzar Roy	482,419	(2)	6.7%

Sohail Ali	482,419	(2)	6.7%

Directors and Executive Officers
Hanif A. Roshan	970,160	(3)	13.2%

Charles C. Lucas III	555	(4)	*

Marc A. Horowitz	—	(5)	*

Varinder S. Rathore, M.D.	4,261	(6)	*

Mustafa Chagani	2,222	(7)	*

Michael J. Poelking	—	(8)	*

David C. Goldberg	—	(9)	*

Former Executive Officers
William P. Henry (former Chief Operating Officer)	68,376	(10)	*

Richard Hersperger (former Chief Executive Officer)	38,321	(11)	*

All current nominees, directors and executive officers as a group (3)(4)(5)(6)(7)(8)(9)	977,198		13.2%

++	Unless otherwise indicated below, each director, officer and 5% stockholder has sole voting and sole investment power with respect to all shares that it beneficially owns.

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#	Based on the number of shares of common stock outstanding as of the Record Date.
*	Represents less than 1% of the issued and outstanding shares of common stock as of the Record Date.
(1)	Based on Schedule 13D filed by the listed stockholder on December 23, 2016. The securities reported on this table as beneficially owned by Lazarus Management Company, LLC (“Lazarus Management”) are held by or for the benefit of Lazarus Investment Partners LLLP (“Lazarus Partners”). Includes 204,679 shares of common stock which may be issued upon conversion of 200,000 shares of Series D preferred stock. Also includes 833 shares of common stock beneficially owned by Lazarus Macro Micro Partners LLLP; Lazarus Investment Partners LLLP holds no interest in these securities and Lazarus Management Company LLC and Justin B. Borus disclaims beneficial ownership except to the extent of their pecuniary interest therein. Excludes 803,738 shares issuable upon exercise of warrants which are subject to restrictions on exercise pursuant to a lockup agreement entered into between the stockholder and the Company. Lazarus Management, as the investment adviser and general partner of Lazarus Partners, and Justin B. Borus, as the managing member of Lazarus Management, may be deemed to beneficially own the securities held by Lazarus Partners for the purposes of Rule 13d-3 of the Securities Exchange Act of 1934, insofar as they may be deemed to have the power to direct the voting or disposition of those securities. Neither the filing of this report nor any of its contents shall be deemed to constitute an admission that Lazarus Management or Mr. Borus is, for any other purpose, the beneficial owner of any of the securities, and each of Lazarus Management and Mr. Borus disclaims beneficial ownership as to the securities, except to the extent of his or its pecuniary interests therein.
(2)	Based on Schedule 13D filed by the listed stockholder on July 25, 2017. Consists of shares of common stock issued at closing of the AEON Acquisition and based on the achievement of vesting conditions described in the Merger Agreement which occurred prior to the date on which this proxy statement is filed. Excludes any subsequent issuances of common stock which may occur in accordance with the terms and conditions of the Merger Agreement.
(3)	Based on Schedule 13D/A filed by the listed stockholder on March 24, 2017. Consists of shares of common stock issued at closing of the AEON Acquisition and based on the achievement of vesting conditions described in the Merger Agreement which occurred prior to the date on which this proxy statement is filed. Excludes any subsequent issuances of common stock which may occur in accordance with the terms and conditions of the Merger Agreement. Excludes 102,857 shares underlying unvested restricted stock units. Excludes shares of common stock underlying the convertible note held by Optimum Ventures, LLC, of which Mr. Roshan is a member and Mr. Roshan expressly disclaims beneficial ownership of the securities held by Optimum Ventures, LLC.
(4)	Excludes vested options to purchase 158,986 shares of common stock which are subject to restrictions on exercise pursuant to a lockup agreement entered into between the stockholder and the Company.
(5)	Excludes vested options to purchase 108,552 shares of common stock which are subject to restrictions on exercise pursuant to a lockup agreement entered into between the stockholder and the Company.
(6)	Includes vested options to purchase 2,222 shares of common stock. Excludes vested options to purchase 36,453 shares of common stock which are subject to restrictions on exercise pursuant to a lockup agreement entered into between the stockholder and the Company.
(7)	Includes vested options to purchase 2,222 shares of common stock. Excludes vested options to purchase 38,646 shares of common stock which are subject to restrictions on exercise pursuant to a lockup agreement entered into between the stockholder and the Company.
(8)	Excludes option to purchase 25,000 shares of common stock which are subject to vesting condition.
(9)	Excludes option to purchase 25,000 shares of common stock and 32,051 restricted stock units, all of which are subject to vesting condition.
(10)	Excludes vested options to purchase 113,062 shares of common stock which are subject to restrictions on exercise pursuant to a lockup agreement entered into between the stockholder and the Company.
(11)	Consists of shares of common stock issued at closing of the AEON Acquisition.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our by-laws provide that the number of persons on the board of directors shall be between three and fifteen persons, as determined by the board of directors. Our board of directors currently consists of five members elected for a term of one year and until their successors are duly elected and qualified. Our board of directors has nominated the four persons listed below in the table captioned “Nominees and Executive Officers” for election to the board at this annual meeting to serve for a term of one year and until their successors are duly elected and qualified.

Upon the closing of the AEON Acquisition, our board of directors consisted of 9 members. However, during and subsequent to our 2017 fiscal year, four members of the board resigned from their positions as directors. On January 11, 2017, Ronald C. Oklewicz, who was appointed to our board of directors on January 9, 2016, resigned from the board. On February 27, 2017, William P. Henry, who had served as a member of the Company’s board of directors since June 18, 2015, resigned from the board. Additionally, on June 1, 2017, Roy E. Beauchamp, a member of the board of directors since November 13, 2014, notified the Company of his decision to resign from the board of directors effective June 15, 2017. Subsequently, on September 7, 2017, Richard Hersperger, who was appointed to our board in February 2016, resigned from the board. Mr. Marc Horowitz was not renominated by our board of directors for election at the annual meeting. As a result, following the annual meeting, the size of the board will be reduced to four members.

The affirmative vote of a plurality of the outstanding shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote in the election of directors is required to elect the directors. All proxies received by the board of directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The board of directors knows of no reason to anticipate this will occur. All of the nominees for directors being voted upon at the annual meeting are directors standing for re-election. Of our nominees, Mr. Lucas was elected by our stockholders at our 2015 annual meeting, Messrs. Rathore and Chagani were appointed to our board in January 2016, and Mr. Roshan was appointed to our board effective February 2016, in connection with the closing of the AEON Acquisition. Under the terms of the Merger Agreement in the AEON Acquisition, the former members of AEON are entitled to nominate and have serve two persons to the board of directors of the Company. Pursuant to the Merger Agreement, effective on the closing of the AEON Acquisition, Mr. Roshan was appointed as the Chairman of the Company and his election to the board was effective on February 15, 2016. Except in the event of unexpected or unusual circumstances, all nominees are expected to be present at the annual meeting of stockholders. At the annual meeting of stockholders held on May 28, 2015, all of our then serving directors were present.

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All directors hold office until the next annual meeting of stockholders or until their successors are elected and qualify. Officers are elected annually by, and serve at the discretion of, the board of directors. There are no familial relationships between or among any of our officers or directors. Biographical information regarding the nominees for election as directors and our executive officers is included below. The following table sets forth certain information about our nominees for election to the board of directors and our current executive officers.

Nominees and Executive Officers

Name	Age	Office	Director Since

Nominees for Director

Mustafa C. Chagani.	53	Director	2016
Charles C. Lucas III	55	Director	2012
Varinder S. Rathore	46	Director	2016
Hanif A. “Sonny” Roshan.	54	Chairman of the Board and Chief Executive Officer	2016

Other Executive Officers

Michael J. Poelking	61	Chief Financial Officer, Treasurer and Principal Accounting Officer	N/A
David C. Goldberg	60	Chief Operating Officer	N/A

Business Experience of Nominees

Mustafa Chagani was elected to our board of directors on January 9, 2016 and is currently the CEO of Texas International Institute of Health Professions (dba) Vcare Community Clinics, a not-for-profit community based organization focused on providing equitable access to healthcare professions, health services to uninsured persons and economic development matters. Mr. Chagani has served in this capacity since January 2014. Prior to that, from January 2011 to October 2013, Mr. Chagani was the General Manager of the Ibn Sina Foundation and Community Medical Center, a not-for-profit organization that provides uninsured, underprivileged and underserved immigrant population of Houston reduced cost healthcare. Mr. Chagani’s professional career in the healthcare industry spans over twenty years. From July 2007 to June 2010, he held various positions at the Dow University of Health Sciences in Karachi, Pakistan, including the Director of Professional and Ancillary Services and the Project Director of the General Medical Hospital. He also previously held leadership positions at the Aga Khan University of Health Sciences. Mr. Chagani received an M.B.B.S. from the Sind Medical College in Karachi, Pakistan and a Higher Diploma in Hospital and Health Service Administration, from the South Bank University London, U.K.

Charles C. Lucas III joined our board of directors in December 2012 and served as Chairman of the Board from May 1, 2014 until January 27, 2016.  He is currently the General Counsel and Chief Compliance Officer of Elevation LLC, a position he has held since January 2011.  Elevation LLC is an institutional broker-dealer focused on macro-based research and agency execution.  Prior to joining Elevation LLC, Mr. Lucas was a partner with The McAulay Firm, an executive search firm, from 1996 to December 2010.  Prior to joining The McAulay Firm, Mr. Lucas engaged in the private practice of law with the firm of Robinson, Bradshaw & Hinson, P.A.  Mr. Lucas received a Bachelor of Arts degree from the University of North Carolina and a Juris Doctor from the Duke University School of Law.  Mr. Lucas is active in numerous civic and philanthropic organizations and since October 2004 has been a Trustee of The Duke Endowment and since 2008 has served on the Board of Visitors of Duke University School of Law. In addition, Mr. Lucas is a former member of the Board of Trustees of the University of North Carolina School of the Arts and served as the Chairman of this Board from 2008 to 2013.  Mr. Lucas also currently serves as a member of the board of directors of VP Research, Inc. and DocuSmash, Inc., two privately held entities.

Dr. Varinder S. Rathore was elected to our board of directors on January 9, 2016 and is practicing Psychiatrist and has acted as Chief Medical Officer of Vitality Physicians Group Practice, P.C. since February 2013, and provides mental health and medical services to the patient population of the organization. Prior to that, from 2008 to January 2013, he practiced at the Albert Einstein Medical Center and was an Assistant Professor in the Department of Psychiatry. Dr. Rathore graduated with a degree in Biology from New York University and received his Medical Degree from St. George’s University School of Medicine. Dr. Rathore is double board certified in General Psychiatry and Addiction Psychiatry.

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Hanif A. (“Sonny”) Roshan co-founded AEON in September 2011, and has served as its Chairman since that time. He has served as our Chairman since January 27, 2016, as our Chief Executive Officer since August 7, 2016 and as a director since February 15, 2016. Mr. Roshan was appointed as the Company’s interim principal accounting officer on January 31, 2017. From January 2000 to August 2010, Mr. Roshan served as the Chief Executive Officer of Universal Medical Services, LLC. In 2008, Mr. Roshan founded a chain of retail primary care clinics. Mr. Roshan also co-founded Palms Recovery Corporation, a provider of treatment for addiction, alcoholism, and dual diagnosis. Mr. Roshan also served as the Chief Financial Officer of Aeon Foundation from August 2013 to January 2015.

Qualifications of Nominees

Our independent directors have evaluated and recommended each of the nominees currently standing for election at the annual meeting. The following table summarizes highlights the specific experience, qualifications, attributes or skills of the director nominees that led to the conclusion that the nominee should serve as a director of Authentidate:

Nominees	Relevant Experience and Qualifications
Mustafa Chagani	Mr. Chagani has extensive experience in the health care field and has been in the healthcare industry for over 20 years. He is currently Chief Executive Officer of Texas International Institute of Health Professions (dba) Vcare Community Clinics, a not-for-profit community based organization focused on providing equitable access to healthcare professions, health services to uninsured persons and economic development matters.

Charles C. Lucas III	Significant business and legal experience, including his executive positions with Elevation LLC and The McAulay Firm. Significant experience in governance and leadership derived from his positions as a trustee of The Duke Endowment and service on the Board of Visitors of Duke University School of Law and the Board of Trustees of the University of North Carolina School of the Arts.

Varinder S. Rathore	Dr. Rathore is a practicing Psychiatrist and has acted as Chief Medical Officer of Vitality Physicians Group Practice, P.C. since February 2013. As a practicing Psychiatrist, Dr. Rathore has significant and practical knowledge of the health care system, including billing related issues.

Hanif A. (“Sonny”) Roshan	Mr. Roshan founded AEON and serves as our Chairman and Chief Executive Officer. We provide toxicology and genetic laboratory testing services to physicians and medical clinics in 48 states.

Business Experience of Other Executive Officers

David C. Goldberg joined our company in September 2017. Mr. Goldberg is a 35-year veteran of the life sciences and health care industries. He joins the Company after recently completing an extended stint at Enzo Biochem, Inc. in June 2017 where he held numerous executive and managerial positions across the company’s operations, including President and General Manager of its clinical laboratory and research products divisions, leading both during major transitions in their business strategies. Mr. Goldberg had joined Enzo Biochem in February 1985. Mr. Goldberg has extensive expertise across the range of life sciences corporate functions including operations, marketing and sales, compliance, investor relations, and strategic planning. Prior to his tenure at Enzo Biochem, Mr. Goldberg held marketing and management positions with both NEN Life Sciences, (now Perkin Elmer, Inc.) and Gallard Schlesinger Chemical Manufacturing. Mr. Goldberg received a Master’s degree in Microbiology from Rutgers University and a Master’s in Business Administration from New York University.

Michael J. Poelking was appointed as our Chief Financial Officer and Treasurer in September 2017. Mr. Poelking has extensive expertise in the health care finance field with both large and small companies. Before being named as our Chief Financial Officer and Treasurer, he was initially hired as our Senior Director of Finance in July 2017. Prior to that, he provided Chief Financial Officer consulting services to One Direct Health Network, Inc., an early stage medical service company specializing in the home health industry from July 2016 to May 2017. From June 2014 to June 2016, he served as Chief Financial Officer of Amendia, Inc., a firm which designs and markets Class II and Class III medical devices, paired with biologics distribution. Earlier in his career, he served as Chief Financial Officer of HyGreen, Inc. from May 2011 to September 2012 and Inviro Medical, Inc. from 2006 until April 2011. He has also held finance and senior operations positions with several other medium-sized healthcare organizations, as well as at Wilson Sporting Goods Company, where he was the Director of Corporate Accounting & Reporting. Mr. Poelking received a Master in Business Administration and B.B.A. in Accounting from Loyola University Chicago.

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Meetings of the Board of Directors; Independence

During the fiscal year ended June 30, 2017, our board of directors met on 11 occasions. No member of the board of directors attended less than 75% of the aggregate number of (i) the total number of meetings of the board of directors or (ii) the total number of meetings held by all committees of the board of directors during the fiscal year ended June 30, 2017. Our independent directors meet in executive sessions periodically during the course of the year.

The listing rules established by the Nasdaq Stock Market require that a majority of the members of a listed company’s board of directors qualify as “independent” as affirmatively determined by the board, meaning that each independent director has no direct or indirect material relationship with a company other than as a director and/or a stockholder. Our board of directors consults with legal counsel to ensure that our board’s determination with respect to the definition of “independent” is consistent with current Nasdaq listing rules. Our board of directors reviewed all relevant transactions or relationships between each director, or any of his family members, and we affirmatively determined that the following four of our directors are independent within the meaning of the applicable Nasdaq listing standards: Mustafa Chagani, Marc Horowitz, Charles C. Lucas III, and Varinder Rathore. In considering their independence, our board considered each of the relationships and transactions involving our directors described below under the caption “Certain Relationships and Related Transactions”. Mr. Roshan is not an independent director due to the fact that he serves as our chief executive officer.

Committees of the Board

Our board of directors currently has the following committees, the audit committee, the management resources and compensation committee and a special committee. Effective with the closing of the AEON Acquisition, two of the three members of the nominating and corporate governance committee resigned from service on such committee. Due to the relatively small size of the current board of directors, the board of directors has not reconstituted the membership of the nominating and corporate governance committee as of yet. The board of directors anticipates reorganizing the membership of this committee during the current fiscal year. Accordingly, at the present time, all matters relating to nominations and other matters within the scope of responsibilities of the nominating and corporate governance committee are considered and acted upon by our board of directors. All of the members of our audit committee meet the standards for independence required under current Nasdaq Stock Market listing rules, SEC rules, and applicable securities laws and regulations and all of the members of our management resources and compensation committee satisfy the applicable independence standards.

Audit Committee. During and subsequent to our 2017 fiscal year, the members of the audit committee were March Horowitz (chairman) and Charles C. Lucas. Each of the individuals that serve on the audit committee is, and that served on the audit committee during our fiscal year ended June 30, 2017 was, an independent member of our board of directors. In addition, the board of directors has determined that the members of the audit committee that served during fiscal 2017 and at present meet the additional independence criteria required for audit committee membership set forth in Rule 10 A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended. The audit committee acts to: (i) acquire a complete understanding of our audit functions; (ii) review with management the finances, financial condition and our interim financial statements; (iii) review with our independent auditors the year-end financial statements; and (iv) review implementation with the independent auditors and management any action recommended by the independent auditors. Our board of directors adopted a Restated and Amended Charter governing the activities of the audit committee, which is available on our corporate website at www.aeonglobalhealth.com under the following tabs: “investors—corporate governance”. During the fiscal year ended June 30, 2017, the audit committee met on 12 occasions and acted on unanimous written consent on one occasion.

Audit Committee Financial Expert. Our board of directors has determined that audit committee member Charles C. Lucas is our audit committee financial expert, as defined under applicable SEC regulations, and is an independent member of our board.

Management Resources and Compensation Committee. During our 2017 fiscal year, the members of the management resources and compensation committee were Charles C. Lucas (chairman) and Mustafa Chagani. Each of the individuals that currently serve on this committee is, and that served on this committee during our fiscal year ended June 30, 2017 was, an independent member of our board of directors. The functions of this committee include administration of our equity compensation programs and the negotiation and review of all employment agreements of our executive officers. During the fiscal year ended June 30, 2017, this committee held two meetings and acted on written consent on one occasion. The management resources and compensation committee has authority to select, engage, compensate and terminate independent compensation consultants, legal counsel and such other advisors as it deems necessary and advisable to assist it in carrying out its responsibilities and functions. The management resources and compensation committee is governed by a written charter approved by our board of directors which is available on our corporate web site at www.aeonglobalhealth.com under the following tabs: “investors—corporate governance”.

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Special Committee. During our 2017 fiscal year and currently, the members of this committee are Marc Horowitz and Charles C. Lucas (chairman). Previously, Mr. Beauchamp was a member of this committee. The purpose of this committee is to assist the board in resolving issues pertaining to our former chief executive officer and making recommendations to full board regarding the matters pertaining to the earnout structure under to the terms of Merger Agreement. The special committee operates under the scope of resolutions adopted by our board. This committee has met on one occasion since its establishment.

Corporate Governance

We maintain a corporate governance page on our corporate website which includes important information about our corporate governance practices, including our Corporate Governance Policies, our Code of Ethics and Conduct, and charters for the committees of the board of directors. The corporate governance page can be found at www.aeonglobalhealth.com, by clicking on “investors—corporate governance.”

Corporate Governance Policies

Our board has adopted corporate governance policies to provide for enhanced accountability to stockholders. The board is elected by our stockholders to oversee the management and conduct of our business. The directors should exercise their business judgment in good faith and in what they reasonably believe to be our best interests. Our policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of the Nasdaq Stock Market and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

•	The board of directors has adopted corporate governance policies;
•	A majority of the board members are independent;
•	All members of our substantive board committee are independent, subject to the limited exceptions which may be permitted by the corporate governance requirements of the securities exchange on which our shares of common stock are listed;
•	The independent members of the board meet regularly without the presence of other directors;
•	We have adopted a clear code of business conduct that is monitored by senior management and is affirmed by our employees;
•	The charters of the board committees clearly establish their respective roles and responsibilities;
•	Our audit committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters;
•	We have adopted a code of ethics and conduct that applies to our principal executive officer and all members of our finance department, including the principal financial officer and principal accounting officer; and
•	The board and its committees have the right at any time to retain independent financial, legal or other advisors, and the company shall pay all expenses incurred in connection with such independent advisors.

Board Leadership Structure

On an annual basis, our board of directors appoints a member of the board to serve as its chairman. Following the closing of the AEON Acquisition, Mr. Roshan was designated as the Chairman of the Board.

Board’s Role in Oversight of Risk.

The board of directors does not have a separate risk oversight body but rather manages risk directly. The board of directors mitigates risks through discussing with management the appropriate level of risk for the company and evaluating the risk information received from management. These risks include financial, technological, competitive, and operational risks. Further, the audit committee receives updates from senior management and assesses risk in satisfaction of their risk management role in accordance with the audit committee charter. Our audit committee charter provides that the audit committee is responsible for monitoring material financial and operating risks of the company. On a quarterly basis, management reports to the audit committee regarding our various risk areas. In addition, each of the other committees of the board of directors considers risks within its area of responsibility.

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Procedures for Determining Executive and Director Compensation

The management resources and compensation committee was formed to, among other things, assist our board of directors in the discharge of its responsibilities with respect to compensation of our executive officers and non-employee directors. In accordance with its charter, the compensation committee has authority to determine the amount, form and terms of compensation of our chief executive officer and other officers, and to take such action, and to direct us to take such action, as it deems necessary or advisable to compensate our chief executive officer and other officers in a manner consistent with its determinations, and shall deliberate and vote on all such actions outside the presence of our chief executive officer and other officers. The committee is responsible for reviewing, at least annually, the performance of our chief executive officer and other officers, including in light of any goals and objectives established for such performance, and, in light of such review, determining each officer’s compensation. In accordance with its charter, the committee also has authority to establish our general compensation policies and practices and to administer plans and arrangements established pursuant to such policies and practices. In addition, the committee has authority to administer our equity compensation programs, including without limitation to recommend the adoption of such plans, to recommend the reservation of shares of our common stock for issuance thereunder, to amend and interpret such plans and the awards and agreements issued pursuant thereto, and to make awards to eligible persons under the plans and determine the terms of such awards, including any such awards to our chief executive officer and other officers. With respect to non-employee director compensation, the committee reviews such compensation practices and policies and makes recommendations to our board of directors as to the amount, form and terms of non-employee director compensation.

The management resources and compensation committee did not retain outside consultants during the 2017 fiscal year to assist it in implementing these policies or making specific decisions relating to executive compensation. However, the committee does, from time to time, review general information regarding the compensation practices of other companies, including some that may compete with Authentidate for the services of its executives and employees and that information is a factor used by the committee in its decisions and in its general oversight of compensation practices. However, the committee does not use that information to generate specific compensation amounts or targets. Instead, in each compensation decision, the committee exercises its business judgment regarding the appropriateness of types and amounts of compensation in light of the value to the company of specific individuals.

With respect to fiscal 2017 compensation for our executives, the management resources and compensation committee took into account recommendations made by the chief executive officer with respect to determinations of the types and amounts of compensation to be paid to the other executive officers and also discussed with the chief executive officer the types and amounts that were considered appropriate to pay each of them in light of the amounts being recommended for the other executives. Our senior management generally applies a similar philosophy and similar policies to determine the compensation of officers and managers who are not executive officers and reports to the management resources and compensation committee regarding these matters. Within the context of the overall objectives of our compensation program, we determined the specific amounts of compensation to be paid to each of our executives during fiscal 2017 based on a number of factors including: our understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities; our executives’ performance during the fiscal year in general and as measured against predetermined company and individual performance goals; the roles and responsibilities of our executives; the individual experience and skills of, and expected contributions from, our executives; the amounts of compensation being paid to our other executives; our executives’ historical compensation and performance at our company; and any contractual commitments we have made to our executives regarding compensation. Such information is reflected in the Summary Compensation Table under “Executive Compensation” below.

Evaluation of Board Candidates and Stockholder Nominees

Board candidates are considered based upon various criteria, such as their business and professional skills and experiences, concern for the long-term interests of the stockholders, whether the individual satisfies criteria for independence as may be required by applicable regulations and personal integrity and judgment. In addition, directors must have time available to devote to board activities and to enhance their knowledge of our industry. The board has not relied upon third-party search firms to identify board candidates; rather it relies on recommendations from a variety of business contacts, including current officers, directors and stockholders, as a source for potential board candidates. Although the company does not have a formal policy with regard to the consideration of diversity in identifying nominees, the board of directors (or the nominating and corporate governance committee) will consider whether the candidate assists in achieving a mix of members that represents a diversity of background and experience, including with respect to age, gender, international background, race and specialized experience. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our company. Nominees for the board of directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. We may from time to time review the appropriate skills and characteristics required of board members, including such factors as business experience, diversity, and personal skills in technology, finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective board of directors. In evaluating potential candidates for the board of directors, the board or nominating and corporate governance committee considers these factors in the light of the specific needs of the board of directors at that time. As stated above, given the relatively small size of the board, our board currently acts as a whole with respect to the consideration of nominees for election to the board.

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Our policy with respect to stockholder nominees require that the we evaluate nominees recommended by stockholders in the same manner as it evaluates other nominees. Our policy is to consider suggestions for board membership submitted by stockholders in accordance with the following. Stockholders may nominate qualified director candidates for consideration by delivering notice to our corporate secretary at our principal executive offices in accordance with the provisions of our bylaws and the provisions set forth herein under the heading “Stockholder Proposals.” The notice must contain certain prescribed information about the proponent and the nominee(s), including such information about the nominee(s) as would have been required to be included in a proxy statement filed pursuant to the rules of the SEC had such nominee been nominated by the board. The board or nominating and corporate governance committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the board of directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the board will determine the individuals to be nominated for election to the board. We may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. Stockholders may contact the board of directors or a specified individual director by writing to the secretary of the company at Authentidate Holding Corp., 2225 Centennial Drive, Gainesville, Georgia 30504. Our corporate secretary will relay all such communications to the board of directors, or individual members, as appropriate.

Code of Ethics and Conduct

On July 31, 2003, our board of directors approved our Code of Ethics and Conduct. Our Code of Ethics and Conduct covers all our employees and directors, including our chief executive officer and chief financial officer. During the fiscal year ended June 30, 2017, we did not waive any provisions of the Code of Ethics and Conduct. Our Code of Ethics and Conduct was filed as Exhibit 14 to our Annual Report on Form 10-K for the fiscal year ended June 30, 2003. We have also posted our Code of Ethics and Conduct on our web site at www.aeonglobalhealth.com, under the following tabs: “investors—corporate governance”. We will post any amendments to or waivers from our Code of Ethics and Conduct at that location.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of a registered class of the company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of its common stock and other equity securities. Such persons are required by the SEC to furnish the Company with copies of all Section 16(a) forms that they file. To the company’s knowledge, based solely on a review of the copies of such reports furnished to the company and written representations from certain reporting persons, all required Section 16(a) filings applicable to its directors, executive officers and greater-than-ten-percent beneficial owners were properly filed during the fiscal year ended June 30, 2017. However, during the 2016 calendar year, Messrs. Lucas, Beauchamp, Horowitz, Oklewicz, Rathore and Chagani did not file Form 4 reports reporting the grant of options pursuant to our director compensation policy. Reports on Form 4 for each such person were not filed for awards granted on March 31, 2016, June 30, 2016, September 1, 2016, September 30, 2016 and December 31, 2016. Each report on Form 4 that should have been filed would have reported the grant of the equity award to such person pursuant to the terms of our director compensation policy. The required reports were not filed due to disruptions in the company’s internal grant reporting processes subsequent to the completion of the AEON Acquisition and the corresponding changes in personnel, which resulted in the grants of the foregoing options not being timely communicated to the grantees. Reports on Form 4 have been filed by Messrs. Lucas, Beauchamp, Horowitz, Rathore and Chagani regarding these awards in March 2017.

Director Compensation

Our board approved the following compensation policy for our non-employee directors:

•	The annual director fee for our non-executive directors is $30,000;

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•	Board and Committee chairmen are paid an additional annual fee as follows: (a) chairman of the board—$25,000 per annum; (b) chairman of the audit committee—$15,000 per annum; (c) chairman of the management resources and compensation committee—$7,500 per annum; and (d) other committee chairmen—$5,000 per annum; and

•	Meeting fees for our independent directors are $1,500 for each meeting of the board of directors, and $1,500 for each meeting of a committee of the board of directors. For meetings held by conference call, fees are $750 per meeting. Reasonable and customary expenses incurred in attending the board and committee meetings are reimbursable.

In addition to the foregoing cash compensation, under the 2011 Plan, each non-employee director will receive (i) upon initial election to the board of directors, a nonstatutory stock option for the purchase of 2,222 shares of the company’s common stock which vests immediately upon election and (ii) an annual stock option grant, to be granted on September 1, for the purchase of 1,667 shares of the company’s common stock which also vests immediately; provided, that any non-employee director, who has not served as a director for an entire year prior to September 1st of the reference year shall receive a pro rata number of options determined as follows:

Date of Membership	Options Granted
September 1 through November 30	1,667
December 1 through February 28	1,250
March 1 through May 30	833
June 1 through August 31	389

On September 1, 2017, we granted an aggregate of 6,668 options to our non-employee directors pursuant to the 2011 Plan. These options have an exercise price of $1.65 and are exercisable for a period of ten years from the grant date. The exercise price of such options is equal to the fair market value of our common stock on the grant date, as determined under the 2011 Plan. The options are not exercisable until the expiration of the protective provisions set forth in our certificated of incorporation designed to prevent certain transfers of common stock that could result in an ownership change under Section 382 of the Internal Revenue Code and, therefore, materially inhibit the Company’s ability to utilize its net operating losses under federal tax laws. With respect to such options, upon the termination of service of a director, options shall terminate on last to occur of (i) the first anniversary of the initial exercise date of such options or (ii) the second anniversary of the date of termination of service, except that if termination of service is due to optionee’s death or permanent disability (as determined by the board), the option shall terminate on the earlier of the expiration date of such option or 12 months following the date of death or termination for permanent disability and if an optionee is removed from the board for cause, as determined by the board, the option awards held by such optionee would terminate immediately upon removal.

Presently, under our non-employee director compensation policy, all director fees are paid in the form of either non-qualified stock options or restricted shares of common stock to be issued under the 2011 Plan. As director fees are payable on a quarterly basis in arrears, the securities to be issued to our non-employee directors for each fiscal quarter while this policy is in effect are issued following the close of each such fiscal quarter. If a non-employee director elects to receive payment of director fees in the form of non-qualified stock options, the number of options issued will be calculated by dividing the cash amount to be converted into options by the fair value of an option as determined by the Black-Scholes option pricing model as of the last trading day of each fiscal quarter. If a non-employee director elects to receive payment in restricted shares, the number of shares to be issued to such director will be determined as described above. Restricted shares will be restricted from public resale in accordance with the provisions of Rule 144, as adopted by the SEC under the Securities Act of 1933, as amended. The options to be granted to non-employee directors under the 2011 Plan are exercisable for a period of ten years from the grant date. The exercise price of such options shall be equal to the fair market value of common stock on the grant date, as determined under the 2011 Plan. Upon the termination of service of a director, these options shall remain exercisable to the same extent as pertains to the annual option awards granted to non-employee directors, as described above.

Further, in July 2011, the board also adopted stock ownership guidelines applicable to our non-employee directors. The Non-Employee Director Stock Ownership Guidelines require all non-employee directors to hold shares of our common stock with a value equal to four times the amount of the base annual retainer fee paid to non-employee directors for service on the board, excluding additional committee retainer fees, if any. This ownership guideline is initially calculated using the base annual retainer fee for service as a non-employee director as of the date we adopted these guidelines for current directors or for any new members of our board, such person first became subject to the guidelines. These ownership guidelines will be re-calculated following any adjustment to the applicable annual non-employee director retainer fees. These guidelines will be based on the applicable annual board retainer fee in effect on such calculation date. Non-employee directors are required to achieve the applicable level of ownership within five years of the later of the date the guidelines were adopted and the date the person first became a non-employee member of the board. Shares that count toward satisfaction of the guidelines include shares owned outright by the director or his or her immediate family members residing in the same household and shares held in trust for the benefit of the director or his or her family. Unexercised and/or unvested equity awards do not count toward satisfaction of the guidelines. The value of a share will be measured on the date of the company’s annual meeting each year as the greater of (i) the average closing price over the 12 months preceding the date of calculation or (ii) the purchase price actually paid by the person for such share of the company’s stock. The purchase price for shares acquired pursuant to restricted stock units, performance shares and other similar full value awards is zero. Our Non-Employee Director Stock Ownership Guidelines may be waived, at the discretion of the board’s management resources and compensation committee if compliance would create undue hardship or prevent a director from complying with a court order, as in the case of a divorce settlement.

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On September 10, 2012, we entered into indemnification agreements with each of our non-employee board members. We have entered into identical indemnification agreements with those of our non-employee board members that were elected to the board after such date. The indemnification agreements provide, subject to the procedures, limitations and exclusions set forth in the agreements: (i) that we will indemnify the indemnitee to the fullest extent permitted by applicable law in the event the indemnitee is, or is threatened to be made, a party to or a participant in an action, suit or other proceeding by reason of the fact that the indemnitee is or was one of our directors or is or was serving at our request as a director, officer, employee, agent or fiduciary of another enterprise; (ii) that we will advance, to the fullest extent not prohibited by applicable law, the expenses incurred by the indemnitee in connection with any such proceeding; (iii) that the rights of the indemnitee under the agreement are in addition to any other rights the indemnitee may have otherwise; and (iv) that the agreement shall continue until and terminate 10 years after the latest date that the indemnitee shall have ceased to serve as one of our directors or as a director, officer, employee, agent or fiduciary of any other enterprise at our request. We are required to advance such person’s expenses in connection with his or her defense, provided that the indemnitee undertakes to repay all amounts advanced if it is ultimately determined that such person is not entitled to be indemnified by us.

A summary of non-executive director compensation for the fiscal year ended June 30, 2017 is as follows:

Summary of Non-Executive Director Compensation

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (2)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Charles C. Lucas III	$—	$—	$95,351	$—	$—	$—	$95,351

Marc A. Horowitz	$—	$—	$99,455	$—	$—	$—	$99,455

Mustafa Chagani	$—	$—	$63,958	$—	$—	$—	$63,958

Varinder Rathore	$—	$—	$58,613	$—	$—	$—	$58,613

Roy E. Beauchamp (4)	$—	$—	$49,596	$—	$—	$—	$49,596

Ronald Oklewicz (5)	$—	$—	$35,256	$—	$—	$—	$35,256

(1)	As of June 30, 2017, each of our then current non-executive directors had the following number of options outstanding: Mr. Lucas—145,924 options; Mr. Horowitz—94,903 options; Mr. Chagani—31,447 options; and Dr. Rathore—29,254. Excludes options granted subsequent to the end of our 2017 fiscal year.
(2)	During fiscal 2017, our current and former directors earned options in lieu of cash director fees as follows: Mr. Lucas—37,852 options; Mr. Beauchamp—14,200 options; Mr. Horowitz—38,919 options; Mr. Chagani—23,610; Dr. Rathore—21,417; and Mr. Oklewicz—8,926. Further, during fiscal 2017, on September 1, 2016, we issued our then-current non-employee directors an annual option award consistent with our director compensation policy as follows: Mr. Lucas—1,667 options; Mr. Beauchamp—1,667 options; Mr. Horowitz—1,667 options; Mr. Chagani—1,250 options; Dr. Rathore—1,250 options; and Mr. Oklewicz—1,250 options.
(3)	Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2014 computed in accordance with FASB Accounting Standards Codification Topic 718: Compensation—Stock Compensation, and thus may include amounts from awards granted in and prior to 2014. A discussion of the methods used to calculate these values may be found in Note 2 to our Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2017.
(4)	Mr. Beauchamp resigned from the board effective June 15, 2017. As of such date, Mr. Beauchamp had a total of 64,509 options outstanding.
(5)	Mr. Oklewicz resigned from the board effective January 11, 2017. As of such date, Mr. Oklewicz had a total of 17,557 options outstanding.

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Report of the Audit Committee

The audit committee is comprised solely of independent directors, as defined in the Marketplace Rules of The Nasdaq Stock Market, and operates under a written charter, as amended and restated on July 31, 2003. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Our independent auditor, Rosenberg, Rich, Baker, Berman and Company, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the audit committee:

•	reviewed and discussed the audited financial statements in the Annual Report with management and Authentidate’s independent registered accounting firm;

•	discussed with the company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States of America, their judgments as to the company’s accounting principles and such other matters as are required to be discussed under Auditing Standard No. 16, “Communications with Audit Committees”, as issued by the Public Company Accounting Oversight Board (“PCAOB”);

•	discussed with management and the independent registered public accountants the quality and adequacy of the company’s internal controls and reviewed with the independent registered public accountants, their audit plans, audit scope and identification of audit risks;

•	discussed with the independent auditors the auditors’ independence from management and the company and has received from the independent registered public accountants the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence; and

•	based on the review and discussions referred to above, the audit committee recommended to the board of directors of Authentidate that the audited financial statements be included in Authentidate’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017 for filing with the Commission.

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

By the audit committee of the board of directors of Authentidate Holding Corp.:

/s/ Charles C. Lucas and Marc A. Horowitz

Vote Required and Board Recommendation

The affirmative vote of the holders of a plurality of the shares of common stock voting at the annual meeting is required for the approval of the nominees for directors. THE BOARD OF DIRECTORS DEEMS THE ELECTION OF THE NOMINEES FOR DIRECTORS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL NO. 1.

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PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders.

The “Executive Compensation” section of this proxy statement describes in detail our executive compensation programs and the decisions made by the management resources and compensation committee with respect to the fiscal year ended June 30, 2017. As we describe in this section of the proxy statement, our executive compensation program incorporates a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our stockholders. The board believes this link between compensation and the achievement of our near- and long-term business goals will help drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.

Our board of directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under “Executive Compensation”, the compensation tables and accompanying narrative disclosure, and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by the company or the board of directors (or any committee thereof), creates or implies any change to the fiduciary duties of the company or the board of directors (or any committee thereof), or creates or implies any additional fiduciary duties for the company or the board of directors (or any committee thereof). However, our management resources and compensation committee and board of directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Section 14A of the Exchange Act also requires that stockholders have the opportunity, at least once every six years, to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two, or three years. At our 2013 Annual Meeting of Stockholders held on June 25, 2013, our stockholders indicated their preference for an advisory vote on the compensation of our named executive officers to be held annually, which annual frequency was also the recommendation of our board.  Our board subsequently confirmed that we will hold an advisory vote on the compensation of our named executive officers on an annual basis until the next required vote on the frequency of such advisory votes, or until the board otherwise determines that a different frequency for such votes is in the best interests of our stockholders.

Vote Required and Board Recommendation

On this non-binding matter, the affirmative vote of the holders of at least a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote is required to approve this Proposal 2. THE BOARD OF DIRECTORS BELIEVES THAT VOTING FOR THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS, AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

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PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

On April 20, 2017, we dismissed EisnerAmper LLP (“Eisner”) as our independent registered public accounting firm and on April 18, 2017 our audit committee appointed Rosenberg Rich Baker Berman & Company (“RRBB”) as our independent registered public accounting firm for the fiscal year ending June 30, 2017 with the goal of reducing our ongoing audit fees. The decision to dismiss Eisner as our independent registered public accounting firm was approved by the audit committee of the board of directors.

Eisner had served as our independent registered public accounting firm since April 2005. The reports of Eisner on our financial statements for each of the full fiscal years ended June 30, 2016 and June 30, 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Eisner’s reports for both periods included an explanatory paragraph expressing the substantial doubt about our ability to continue as a going concern. The conclusion of Eisner that we may be unable to continue as a going concern was based on its negative working capital position and that its capital requirements have been and will continue to be significant.

During our fiscal years ended June 30, 2016 and June 30, 2015, and through the date of dismissal, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Eisner, would have caused Eisner to make reference to the subject matter of the disagreement in connection with its report. Further, during the fiscal years ended June 30, 2016 and June 30, 2015 and the subsequent period through the date of dismissal, there have been no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission, except as described herein.

In connection with its review of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, the audit of our financial statements included in our Transition Report on Form10-KT for the six-month period ended June 30, 2015, and the audit of our financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2016, Eisner had advised us of certain material weaknesses in our system of internal control over financial reporting. In each of these periodic reports, we disclosed material weaknesses in its system of internal controls. These material weaknesses relate to insufficient resources in its accounting function; insufficient levels of monitoring, oversight and segregation of duties; inadequate controls to ensure that information necessary to properly record transactions is adequately communicated on a timely basis from non-financial personnel to those responsible for financial reporting; and the inability to establish and maintain effective controls over the identification of reduced revenue collections due to modifications of payor claims adjudication process and lack of communication between financial personnel and non-financial personnel which resulted in the overstatement of revenues and accounts receivable for the period ended March 31, 2016. Consistent with such findings, our management concluded that its internal control over financial reporting was not effective as of such periods. In addition, as previously reported, on February 17, 2017, the audit committee of the board of directors determined that the unaudited interim financial statements included in our Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2016, filed on September 27, 2016, contained material errors related to our recognized revenue estimates and would be restated. We subsequently filed an amendment to its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016 (the “Amended Form 10-Q”) to restate the financial statements contained therein on April 5, 2017. As described in the Amended Form 10-Q, the restatement was necessitated due to errors in the revenue estimates we employed for the quarter ended March 31, 2016, which did not account for changes in the claims adjudication processes utilized by payors beginning in January 2016 as well as the decision by the Centers for Medicare and Medicaid Services (CMS) in January 2016 to reduce the unit reimbursement rate for many of the tests typically performed by the Company along with the number of tests that CMS would reimburse. We had also concluded that these errors resulted from the material weaknesses in our internal control over financial reporting. We provided Eisner with a copy of these disclosures and requested that Eisner furnish us with a letter addressed to the SEC stating whether it agrees with such disclosures. A copy of Eisner’s letter addressed to the SEC was filed as Exhibit No. 16.1 to our Current Report on Form 8-K filed on April 24, 2017.

Prior to the engagement of RRBB, neither we nor anyone acting on our behalf consulted with RRBB regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report or oral advice was provided to us that RRBB concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

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The audit committee has appointed RRBB as our independent registered public accountants for the fiscal year ending June 30, 2018, and has further directed that management submit the selection of RRBB as our independent registered public accounting firm for ratification by the stockholders at the annual meeting. Stockholder ratification of the selection of RRBB as our independent registered public accounting firm is not required by our bylaws, Delaware corporate law or otherwise. The board of directors has elected to seek such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of RRBB as our independent registered public accounting firm, the audit committee will reconsider whether to retain that firm for fiscal 2018. Even if the selection is ratified, our audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our stockholders and the company. Representatives of RRBB are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table sets forth the aggregate fees paid or payable for services provided to us by EisnerAmper LLP and RRBB for professional services rendered for the fiscal years ended June 30, 2017 and 2016. The audit committee considered whether the provision of these services by each firm was compatible with maintaining each firm’s independence and concluded that each firm was “independent.”

	EisnerAmper, LLP		RRBB
	Fiscal Year Ended June 30, 2017	Fiscal Year Ended June 30, 2016	Fiscal Year Ended June 30, 2017	Fiscal Year Ended June 30, 2016
Audit Fees (1)	$—	$165,000	$120,000	$—
Audit-Related Fees (2)	$—	$316,000	$—	$—
Tax Fees	$—	$—	$—	$—
All Other Fees (3)	$—	$—	$—	$—
Total	$—	$481,000	$120,000	$—

(1)	“Audit Fees” included services relating to the audit of our annual consolidated financial statements, audit work performed on internal control over financial reporting, review of quarterly financial statements, issuance of consents, review of documents filed with the SEC and accounting consultations. Eisner did not perform any audit or review services for the fiscal year ended June 30, 2017.
(2)	“Audit-Related Fees” consisted of fees for services that are traditionally performed by the independent registered public accounting firm. For our 2016 fiscal year, “audit-related fees” paid to Eisner consisted of fees for services in connection with the acquisition. For the fiscal year ended June 30, 2017, we did not incur “audit-related fees”.
(3)	“Tax Fees” are for services related to tax compliance, including preparation of tax returns. We did not incur “tax fees” during either of the periods covered by the above table.
(4)	There were no “All Other Fees” paid or payable to either EisnerAmper, LLP or RRBB during the periods covered by the above table

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. Prior to engagement of the independent auditor for the next year’s audit, management will submit a detailed description of the audit and permissible non-audit services expected to be rendered during that year to the audit committee for approval. In addition, management will also provide to the audit committee for its approval a fee proposal for the services proposed to be rendered by the independent auditor. Prior to the engagement of the independent auditor, the audit committee will approve both the description of audit and permissible non-audit services proposed to be rendered by the independent auditor and the budget for all such services. The fees are budgeted and the audit committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service.

During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires separate pre-approval before engaging the independent registered public accounting firm. To ensure prompt handling of unexpected matters, the audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting. Pursuant to Section 10A(i)(2) of the Securities Exchange Act of 1934, we are responsible for listing the non-audit services approved by our audit committee to be performed by our independent registered public accounting firm. During the fourth quarter of fiscal 2017, the audit committee did not pre-approve the performance of any non-audit services by RRBB. The audit committee has not authorized our independent registered public accounting firm to provide any additional non-audit services.

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Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote is required for the ratification of Rosenberg Rich Baker Berman & Company as our independent registered public accounting firm for fiscal 2018. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ROSENBERG RICH BAKER BERMAN & COMPANY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2018.

EXECUTIVE COMPENSATION

Summary of Executive Compensation

The following table sets forth certain information concerning all cash and non-cash compensation awarded to, earned by or paid to our named executive officers (the “Named Executive Officers”), during the fiscal years ended June 30, 2017 and 2016. On September 11, 2017, our board of directors appointed Mr. Michael J. Poelking as our chief financial officer and treasurer and appointed Mr. David C. Goldberg as our chief operating officer. Information concerning our compensation arrangements with Messrs. Poelking and Goldberg is set forth below under the caption “Employment Agreements with Named Executive Officers”.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($) (2)	Stock Awards ($)(1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Hanif A. Roshan (3)	2017	$360,000	(4)	$—	$180,000	$—	$—	$—	$—	$540,000
Chief Executive Officer and Chairman and former interim principal accounting officer	2016	$140,769		$—	$—	$—	$—	$—	$—	$140,769

Thomas P. Leahey (5)	2017	$81,677		$—	$—	$—	$—	$—	$—	$81,677
Former Interim Chief Financial Officer	2016	$50,000		$—	$—	$—	$—	$—	$—	$50,000

William P. Henry (6)	2017	$185,660		$—	$160,000	$—	$—	$—	$—	$345,660
Former Chief Operating Officer	2016	$202,725		$200,000	$—	$342,500	$—	$—	$—	$745,225

Richard Hersperger (7)	2017	$20,911		$25,000	$—	$—	$—	$—	$—	$45,911
Former Chief Executive Officer	2016	$200,000		$5,000	$—	$—	$—	$—	$12,830	$217,830

(1)	This column reflects the grant date fair value of the granted RSUs, calculated in accordance with FASB ASC Topic 718 for stock-based compensation transactions. For a discussion of the valuation of the granted RSUs, see Notes to Consolidated Financial Statements at Note 2 to our Annual Report on Form 10-K for the fiscal year ended June 30, 2017. These amounts do not reflect whether the named executive officer has actually realized or will realize a financial benefit from the awards upon the vesting of the granted RSUs or the sale of the shares underlying the granted awards. On June 2, 2017, Mr. Roshan was awarded 102,857 restricted stock units.
(2)	Reflects the grant date fair value of the options granted during the period that are expected to vest. Estimated value of stock options represents the expense as calculated in accordance with FASB Accounting Standards Codification Topic 718: Compensation—Stock Compensation. A discussion of the methods used to calculate these values may be found in Note 2 to our Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2017.
(3)	Effective as of the closing of the AEON Acquisition on January 27, 2016, Mr. Roshan, the Chairman of AEON, was appointed the Chairman of the Company, which is an executive officer position at the Company. On August 7, 2016, Mr. Roshan assumed the position of Chief Executive Officer of the Company following the termination of the employment of Mr. Hersperger on such date. Mr. Roshan was appointed as the Company’s Interim Principal Accounting Officer on January 31, 2017 and served in that capacity until September 11, 2017.
(4)	During fiscal 2017, payment of fifty percent of base salary to Mr. Roshan was deferred.

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(5)	Mr. Leahey became our interim Chief Financial Officer and Treasurer effective as of March 1, 2016. Mr. Leahey’s services were provided to the Company pursuant to an engagement agreement between the Company and Windham Brannon, P.C. Under this agreement, the Company will pay Windham Brannon a monthly fee of $12,500 for Mr. Leahey’s services. This agreement and Mr. Leahey’s services as our interim Chief Financial Officer, were terminated as of January 31, 2017.
(6)	Mr. Henry was appointed as our interim Chief Strategy Officer on July 23, 2015 and served as our Chief Operating Officer from January 27, 2016 to January 31 2017. We entered into an employment agreement with Mr. Henry on August 24, 2016 pursuant to which he received a base salary at the rate of $250,000 per annum and was entitled to a $200,000 bonus upon the completion of a change in control transaction. Mr. Henry also was granted an aggregate of 108,333 stock options under his employment agreement. Mr. Henry’s position as our interim Chief Strategy Officer, and his employment agreement, terminated effective with the closing of the AEON Acquisition. On February 27, 2017, the Company entered into a separation agreement and general release with Mr. Henry. Under this agreement, the Company agreed to pay to Mr. Henry a severance payment of $160,000, issue him 68,376 shares of the Company’s common stock, and that previously granted stock option awards shall remain exercisable for the full duration of the original exercise periods. As part of Mr. Henry’s severance agreement, Mr. Henry resigned from the board of directors.
(7)	Other compensation relates to amounts disbursed to Mr. Hersperger to offset travel expenses. Effective as of the closing of the AEON Acquisition on January 27, 2016, Mr. Hersperger, the former Chief Executive Officer of AEON, assumed the role of Chief Executive Officer of the Company. On August 7, 2016, the employment of Mr. Hersperger in all capacities with the Company terminated. At the time of his termination, Mr. Hersperger demanded severance and other remuneration, which was rejected by the Company as without legal basis. In August 2017, the Company commenced litigation against Mr. Hersperger to recover 38,321 shares of Common Stock and obtain declaratory relief confirming the termination of all further obligations to him. The complaint also seeks damages based on common law fraud and breach of fiduciary duty.

Narrative Disclosure to Summary Compensation Table

A summary of certain material terms of our compensation plans and arrangements is set forth below. Each of the primary elements of our executive compensation is discussed in detail below. In the descriptions below, we highlight particular compensation objectives that we have designed our executive compensation program to address. However, it should be noted that we have designed the various elements of our compensation program to complement each other and thereby collectively serve all of our executive compensation objectives. Accordingly, whether or not specifically mentioned below, we believe that each element of our executive compensation program, to a greater or lesser extent, serves each of our compensation objectives.

Base Salary

For fiscal 2017, none of the named executive officers was party to a written employment or severance agreement with us. In September 2017, we entered into written employment agreements with our new chief financial officer and new chief operating officer, which are discussed below in greater detail. For those of our named executive officers that are listed in the table above, the board of directors will determine in the future whether or not to enter into written employment agreements with them and to adjust their compensation. In connection with the closing of the AEON Acquisition, each of Messrs. Roshan, Hersperger and Henry were to initially receive a base salary of $200,000. Subsequently, on June 2, 2017, the management resources and compensation committee approved an increase in Mr. Roshan’s base salary to $360,000 per annum. The increase was made effective as of January 1, 2017. For fiscal 2017, we paid our named executive officers the base salary amounts reflected in the above Summary Compensation Table.

Equity Compensation

In general, stock option awards provide executive officers with the right to purchase shares of our common stock at a fixed exercise price typically for a period of up to ten years, subject to continued employment with us. Stock options are earned on the basis of continued service to us and generally vest over three years. Such vesting is intended as an incentive to such executive officers to remain with us and to provide a long-term incentive. Nevertheless, we have also sought to base vesting of options on overall corporate performance.

Options are generally exercisable for a limited period of time after termination of employment (other than termination for cause) if vested, subject to certain rights that were negotiated in connection with the employment agreements we entered into with the named executive officers. We do not require that any portion of the shares acquired be held until retirement, we do not have a policy prohibiting a director or executive officer from hedging the economic risks of his or her stock ownership and we do not have any minimum stock ownership requirements for executive officers. Historically, stock options have been granted pursuant to the 2000 Employees Stock Option Plan (the “2000 Plan”), the 2010 Employee Stock Option Plan (the “2010 Plan”), and the 2011 Omnibus Equity Incentive Plan (the “2011 Plan”). Currently, all equity awards are granted under the 2011 Plan. See “Payments Upon Termination or Change-in-Control” for a discussion of the change-in-control provisions related to stock awards. The exercise price of each stock option granted under equity compensation plans is based on the fair market value of AHC common stock on the grant date and the management resources and compensation committee may set the exercise price of options granted to named executive officers at a price equal to or greater than the fair market value in order to reinforce the incentive nature of the award.

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With respect to fiscal 2017 compensation decisions, on June 2, 2017, our management resources and compensation committee approved the grant of 102,857 restricted stock units to Mr. Roshan, our chairman and chief executive officer. The committee also approved the grant of an aggregate of 308,571 restricted stock units to certain other non-executive employees of the Company. All of the restricted stock units will vest on the two-year anniversary of the grant date. The committee determined that it was appropriate to grant the restricted stock units in recognition of such persons’ deferring receipt of compensation. Subsequently, we granted equity awards to Messrs. Poelking and Goldberg in connection with their employment agreements, which are described below in greater detail.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to outstanding equity awards at June 30, 2017 with respect to the named executive officers. Accordingly, information regarding the equity awards granted to our new chief financial officer and new chief operating officer are not presented in the following table.

Outstanding Equity Awards at Fiscal Year-End Table*

	Options Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options— Exercisable (#)	Number of Securities Underlying Unexercised Options— Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Hanif A. Roshan (3)	—	—	—	—	102,857	164,571	—	—

William P. Henry (4)	—	2,222	1.98	06/18/25	—	—	—	—
	—	52,778	2.25	08/24/25	—	—	—	—
	—	13,889	2.25	08/24/25	—	—	—	—
	—	13,889	2.70	09/24/25	—	—	—	—
	—	2,507	2.61	09/30/25	—	—	—	—
	—	13,889	3.87	10/24/25	—	—	—	—
	—	13,889	7.29	12/24/25	—	—	—	—

*	No equity awards have been granted to the other individuals listed in the Summary Compensation Table set forth above.

(1)	Stock option grants reported in the table above were granted under, and are subject to, our 2011 Plan. The option expiration date shown above is the normal expiration date, and the last date that the options may be exercised. For each Named Executive Officer, any unexercisable options shown above are also unvested. Unvested shares are generally forfeited if the Named Executive Officer’s employment terminates, except to the extent otherwise provided in an employment agreement. For information regarding the effect on vesting of options on the death, disability or termination of employment of a Named Executive Officer or a change in control of our company, see “Payments Upon Termination or Change in Control” below. If a Named Executive Officer’s employment is terminated by us for cause, options (including the vested portion) are generally forfeited. The exercisable options shown above, and any unexercisable options shown above that subsequently become exercisable, will generally expire earlier than the normal expiration date if the Named Executive Officer’s employment terminates, except as otherwise specifically provided in the Named Executive Officer’s employment agreement. For a description of the material terms of the Named Executive Officer’s employment agreements, see “Employment Agreements with Named Executive Officers” above.
(2)	Represents the market value of the shares underlying the granted RSUs, based on the closing price of our common stock on the grant date.
(3)	This table excludes shares of the Company’s common stock which may be issued as Earn-out shares pursuant to the Merger Agreement. Awards granted to Mr. Roshan in fiscal 2017 represent the issuance restricted stock units with a two-year vesting period.
(4)	Pursuant to the Company’s pre-acquisition employment agreement with Mr. Henry, he was granted an initial option award under out 2011 Omnibus Equity Incentive Plan of 52,777 stock options (the “Initial Options”). The Initial Options vest and are exercisable immediately and are exercisable for a period of ten years. The exercise price of the Initial Options is $2.25 per share, and was at a premium above the closing price of the Company's common stock on August 24, 2015, the date of execution of the employment agreement, which was $1.08 per share. In addition, the employment agreement provided that commencing on the date of execution of the agreement (the “Measurement Date”), Mr. Henry was eligible to receive grants of additional stock options under the 2011 Plan based on the duration of the term of the employment agreement. Under this arrangement, commencing on the Measurement Date, Mr. Henry was granted four separate awards of 13,888 stock options under the 2011 Plan for each thirty (30) day period during which the agreement was in effect (the “Additional Options”). Each grant of Additional Options vested thirty (30) days after its respective grant date. The exercise price of each grant of Additional Options was equal to the greater of $2.25 per share or “Fair Market Value” as determined under the 2011 Plan. In addition, prior to the time of his appointment as our interim chief strategy officer, Mr. Henry was granted an aggregate of 4,729 options in consideration of his service on our board of directors. However, all of the foregoing options are unexercisable in accordance with the terms and conditions of that certain lock-up agreement entered into by Mr. Henry, which became effective as of January 15, 2016. On February 27, 2017, we entered into a separation agreement and general release with Mr. Henry, pursuant to which we agreed that all stock option awards previously granted to Mr. Henry during his service as our chief strategy officer shall remain exercisable for the full duration of their original exercise periods.

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Employment Agreements with Named Executive Officers

As referenced above, we did not have employment agreements with any of our named executive officers during the 2017 fiscal year. The compensation arrangements we have or had with Messrs. Roshan, Henry, and Hersperger, were acknowledged by the management resources and compensation committee of our board of directors and such committee will determine in the future whether or not to enter employment agreements with any of our named executive officers.

With respect to our former interim chief financial officer, Thomas Leahey, his services were provided to us pursuant to an engagement agreement between the Company and Windham Brannon, P.C. Under this agreement, we paid Windham Brannon a monthly fee of $12,500 for Mr. Leahey’s services. This relationship was terminated as of January 31, 2017. We had entered into an employment agreement with Mr. Henry in August 2015 in connection with his employment as our interim chief strategy officer, which terminated with the closing of the AEON Acquisition. During Mr. Henry’s employment with us as our chief operating officer in the 2017 fiscal year, his compensation arrangements are reflected in the above Summary Compensation Table and the footnotes accompanying such table. On, January 31, 2017, we had determined to eliminate the position of chief operating officer and, accordingly, our employment of William P. Henry, terminated effective as of January 31, 2017. Subsequently, on February 27, 2017, we entered into a separation agreement and general release with Mr. Henry addressing our post-employment compensation arrangements with him, which are described below under “Payments Upon Termination or Change-in-Control – William P. Henry”.

Subsequent to the end of our 2017 fiscal year, we entered into employment agreements with Michael J. Poelking to serve as our chief financial officer and treasurer and David C. Goldberg, to serve as our chief operating officer. The terms and conditions of these agreements are summarized below.

Employment Offer Letter for Michael J. Poelking as Chief Financial Officer and Treasurer

We entered into an employment letter on September 8, 2017 with Mr. Poelking, which is effective September 11, 2017 and which sets forth the terms of Mr. Poelking’s employment with us. The employment letter provides that Mr. Poelking shall serve as our chief financial officer and treasurer on an at-will basis on the following terms and conditions.

Base Salary and Bonus. Mr. Poelking will receive an initial base salary payable at the rate of $150,000 per year and be eligible for a cash bonus or grant of future equity awards as may be determined by the management resources and compensation committee, in its sole discretion, and aligned with our practices and policies.

Equity Grants. Pursuant to his employment letter, Mr. Poelking was granted an initial award of options to purchase 25,000 shares of common stock under the 2011 Plan. The options shall vest and be exercisable in three equal annual installments on each of the first three anniversary dates of the grant date, which date is the effective date of his employment letter. The options are exercisable for a period of ten years, subject to the terms of the 2011 Plan and the stock option agreement evidencing such award, which provide that no options may be exercised prior to October 1, 2019. The exercise price of the options is $2.00 per share.

Other Benefits and Terms. We will reimburse Mr. Poelking for reasonable business-related expenditures. Additionally, we shall provide Mr. Poelking with the following additional benefits, as such benefits may change from time to time: (i) group health care and insurance benefits as generally made available to our senior management and (ii) such other benefits (including insurance related benefits, holiday, sick leave, personal days, etc.) obtained by us or made generally available to our senior management. If Mr. Poelking’s employment with us is terminated for any reason, we shall pay him all accrued compensation due and owing to him and he is not entitled to any severance or other benefits following any termination of his employment with us. Mr. Poelking has also entered into our standard form of Employee Invention Assignment and Confidentiality Agreement.

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Employment Offer Letter for David C. Goldberg as Chief Operating Officer

We entered into an employment letter on September 8, 2017 with Mr. Goldberg, which is effective September 11, 2017 and which sets forth the terms of Mr. Goldberg’s employment with us. The employment letter provides that he shall serve as our chief operating officer on an at-will basis on the following terms and conditions.

Base Salary and Bonus. Mr. Goldberg will be entitled to receive an initial base salary payable at the rate of $120,000 per year. Thereafter, provided that Mr. Goldberg remains continuously employed by us, his base salary shall be increased as follows: (i) commencing on the first anniversary of the effective date of his employment, his base salary shall be increased to the rate of $160,000 per annum and (ii) commencing on the second anniversary of the effective date, his base salary shall be increased to the rate of $200,000 per annum. He will be eligible for a cash bonus or grant of future equity awards as may be determined by the management resources and compensation committee, in its sole discretion, and aligned with our practices and policies.

Equity Grants. Pursuant to his employment letter, Mr. Goldberg was granted an initial award of restricted stock units with a grant date value of $50,000 under the 2011 Plan. The RSUs will vest on February 10, 2019, provided he remains in our employment at such date. In addition, we granted Mr. Goldberg options to purchase 25,000 shares of common stock under the 2011 Plan. The options shall vest and be exercisable in three equal annual installments on each of the first three anniversary dates of the grant date, which is the effective date of his employment letter. The options are exercisable for a period of ten years, subject to the terms of the 2011 Plan and the stock option agreement evidencing such award, which provide that no options may be exercised prior to October 1, 2019. The exercise price of the options is $2.00 per share.

Other Benefits and Terms. We will reimburse Mr. Goldberg for reasonable business-related expenditures. In addition, we agreed to provide him with reasonable living and automobile accommodations in the Gainesville, Georgia vicinity for such times that he is working at the Company’s current headquarters. We also agreed to reimburse Goldberg for roundtrip airfare between Atlanta, GA and either New York, NY or Boston, MA for a maximum of ten (10) instances during every six (6) months of employment. Additionally, we shall provide Mr. Goldberg with the following additional benefits, as such benefits may change from time to time: (i) group health care and insurance benefits as generally made available to our senior management and (ii) such other benefits (including insurance related benefits, holiday, sick leave, personal days, etc.) obtained by us or made generally available to our senior management. If Mr. Goldberg’s employment with us is terminated for any reason, we shall pay him all accrued compensation due and owing to him and he is not entitled to any severance or other benefits following any termination of his employment with us. Mr. Goldberg has also entered into our standard form of Employee Invention Assignment and Confidentiality Agreement.

Payments upon Termination or Change-in-Control

The discussion below summarizes the benefits that would be paid or accrue to each of the named executive officers in the event of the following hypothetical scenarios: (i) termination without cause, or constructive (“good reason”) termination (including upon the occurrence of a change in control of a company); (ii) termination for cause; (iii) upon an executive’s disability; or (iv) in the event of the executive’s death. As we do not have an employment agreement with our chairman and chief executive officer, any payments or benefits that would be made to him is subject to the current discretion of our board of directors. Lastly, provisions of the employment agreements with Messrs. Poelking and Goldberg that provide for post-termination benefits or payments are described above in the summary of our agreements with them.

With respect to the other named executive officers listed in the summary compensation table, we did not have an employment agreement with our former chief executive officer, Mr. Hersperger. Accordingly, any payments or benefits that would be made to him is subject to the current discretion of our board of directors. The Company did not have any arrangements with Mr. Leahey, its former chief financial officer, which provided for benefits or payments payable to him upon any termination of his employment with us. With respect to Mr. Henry, our former chief operating officer, we entered into a separation agreement with him in February 2017 following the termination of his employment relationship with us. The separation agreement we entered into with Mr. Henry provided him with certain benefits following the termination of his employment, as described below.

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William Henry (former Chief Operating Officer)

The following summarizes the terms and conditions of the separation agreement that we entered into with Mr. Henry following the termination of its employment relationship. The separation agreement provides that Mr. Henry will receive the following in consideration of the general release granted by him to us: (i) a severance payment in the amount of $160,000, payable in equal installments on each of our regular pay dates during the twelve month commencing on the first regular executive pay date after May 1, 2017; (ii) issuance of such number of shares of our common stock as shall be determined by dividing $160,000 by the closing sales price of our common stock on the execution date of the separation agreement (68,376 shares); (iii) stock option awards previously granted to Mr. Henry during his service as our chief strategy officer shall remain exercisable for the full duration of their original exercise periods; and (iv) Mr. Henry’s current health and insurance benefits will continue until February 1, 2018, and we agreed to reimburse Mr. Henry for unreimbursed business expenses arising out of his service to us and for reasonable legal fees and costs of negotiating the Separation Agreement. Additionally, pursuant to the separation agreement, Mr. Henry agreed to comply with confidentiality, non-solicitation and non-disparagement obligations.

2011 Omnibus Equity Incentive Plan

Adjustments upon Merger or Change in Control. The 2011 Plan provides that in the event of a merger with or into another corporation or “change in control,” including the sale of all or substantially all of our assets, unless otherwise provided in an award agreement, in the event of a change in control in which the successor company assumes or substitutes for an option, stock appreciation right, restricted stock award, restricted stock unit award or other share-based award, if a participant’s employment or service as a director with such successor company terminates within 24 months following such change in control (or such other period set forth in the award agreement): (i) options and stock appreciation rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or such other period of time set forth in the award agreement), (ii) the restrictions, limitations and other conditions applicable to restricted stock and restricted stock units outstanding as of the date of such termination of employment shall lapse and such awards shall become free of all restrictions, and (iii) the restrictions, limitations and other conditions applicable to any other share-based awards or any other awards shall lapse, and such awards shall become free of all restrictions. However, unless otherwise provided in an award agreement, in the event of a change in control, if the successor company does not assume or substitute for an option, stock appreciation right, restricted stock award, restricted stock unit award or other share-based award, then immediately prior to the change in control: (i) those options and stock appreciation rights outstanding as of the date of the change in control that are not assumed or substituted for shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to restricted stock and restricted stock units that are not assumed or substituted for shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, and (iii) the restrictions, other limitations and other conditions applicable to any other share-based awards or any other awards that are not assumed or substituted for shall lapse, and such other share-based awards or such other awards shall become free of all restrictions.

Termination of Employment. Under the 2011 Plan, if a grantee’s employment or service is terminated for cause, any unexercised option shall terminate effective immediately upon such termination of employment or service. Except as otherwise provided by in an award agreement, if a grantee’s employment or service terminates on account of death or disability, then any unexercised option, to the extent exercisable on the date of such termination of employment or service, may be exercised, in whole or in part, within the first twelve (12) months after such termination of employment or service (but only during the option term) by his or her personal representative or by the person to whom the option is transferred by will or the applicable laws of descent and distribution.

The 2011 Plan provides that except as otherwise provided by the committee in the award agreement, if a grantee’s employment or service terminates for any reason other than for cause, death, disability or pursuant to a change of control, then any unexercised option, to the extent exercisable immediately before the grantee’s termination of employment or service, may be exercised in whole or in part, not later than three (3) months after such termination of employment or service (but only during the option term); and, to the extent that any such option was not exercisable on the date of such termination of employment or service, it will immediately terminate.

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Equity Compensation Plans

2011 Omnibus Equity Incentive Plan

At the Company’s special meeting of stockholders held on August 23, 2011, our stockholders approved the 2011 Omnibus Equity Incentive Plan (the “2011 Plan”). Our board of directors adopted the 2011 Plan on July 19, 2011, subject to stockholder approval at the special meeting. In May 2014 and July 12, 2016, our stockholders approved an amended to the 2011 Plan to increase the maximum number of shares available for awards under the 2011 Plan. The purpose of the 2011 Plan is to assist us and our subsidiaries in attracting and retaining selected individuals who, serving as our employees, directors, consultants and/or advisors, are expected to contribute to our success and to achieve long-term objectives which will benefit our stockholders through the additional incentives inherent in the awards under the 2011 Plan. The maximum number of shares of our common stock that are available for awards under the 2011 Plan, as amended, (subject to the adjustment provisions of the 2011 Plan) is 1,744,444 shares. Under the 2011 Plan, options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other share-based awards and performance awards may be granted to eligible participants. Subject to the reservation of authority by our board of directors to administer the 2011 Plan and act as the committee thereunder, the 2011 Plan will be administered by the management resources and compensation committee (the “Committee”), which has the authority to determine the terms and conditions of awards, and to interpret and administer the 2011 Plan. As of the Record Date, there were outstanding (i) 847,467 options to purchase shares under the 2011 Plan, with exercise prices ranging from $1.60 to $20.34 and (ii) a total of 496,693 shares granted pursuant to restricted stock awards and restricted stock units under the 2011 Plan.

The 2011 Plan replaced both the 2001 Director Plan and the 2010 Employee Plan as the company’s vehicle for granting equity awards to its employees, directors and consultants. Accordingly, as of August 23, 2011, all equity awards granted to our employees, directors and eligible consultants will be made pursuant to the 2011 Plan and shares remaining under our existing plans will no longer be available for grants under such plans. Holders of unexercised options granted under the 2001 Director Plan and the 2000 and 2010 Employee Plans will be able to exercise those options in accordance with the terms of such grants, until the expiration date set forth in their option certificates.

Shares Available. The maximum number of shares of our common stock that are available for future awards under the 2011 Plan (subject to the adjustment provisions described under “Adjustments upon Changes in Capitalization” below), as amended through July 11, 2016, is 1,744,444 shares. If any shares of common stock subject to an award under the 2011 Plan, or an award under the 2010 Employee Plan, are forfeited, expire or are settled for cash (in whole or in part), the shares subject to the award may be used again for awards under the 2011 Plan to the extent of the forfeiture, expiration or cash settlement.

Eligibility. Options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock unit awards, other share-based awards and performance awards may be granted under the 2011 Plan. Options may be either “incentive stock options,” as defined in Section 422 of the Code, or nonstatutory stock options. Awards may be granted under the 2011 Plan to any employee, non-employee member of our board of directors, consultant or advisor who is a natural person and provides services to us or a subsidiary, except for incentive stock options which may be granted only to employees.

Administration. Subject to the reservation of authority by our board of directors to administer the 2011 Plan and act as the committee thereunder, the 2011 Plan will be administered by the Committee. The Committee has the authority to determine the terms and conditions of awards, and to interpret and administer the 2011 Plan.

Stock Options. The Committee may grant either nonstatutory stock options or incentive stock options. A stock option entitles the recipient to purchase a specified number of shares of our common stock at a fixed price subject to terms and conditions set by the Committee. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted. Fair market value of the common stock is generally equal to the closing price for the common stock on the Principal Exchange on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported). Options are subject to terms and conditions set by the Committee. Options granted under the 2011 Plan expire no later than 10 years from the date of grant.

Stock Appreciation Rights. The Committee is authorized to grant SARs in conjunction with a stock option or other award granted under the 2011 Plan, and to grant SARs separately. The grant price of a SAR may not be less than 100% of the fair market value of a share of our common stock on the date the SAR is granted. The term of an SAR may be no more than 10 years from the date of grant. SARs are subject to terms and conditions set by the Committee. Upon exercise of an SAR, the participant will have the right to receive the excess of the fair market value of the shares covered by the SAR on the date of exercise over the grant price.

Restricted Stock Awards. Restricted stock awards may be issued either alone or in addition to other awards granted under the 2011 Plan, and are also available as a form of payment of performance awards and other earned cash-based incentive compensation. The Committee determines the terms and conditions of restricted stock awards, including the number of shares of common stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive distributions on the shares. Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.

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Restricted Stock Unit Awards. Awards of restricted stock units having a value equal to an identical number of shares of common stock may be granted either alone or in addition to other awards granted under the 2011 Plan and are also available as a form of payment of performance awards granted under the 2011 Plan and other earned cash-based incentive compensation. The Committee determines the terms and conditions of restricted stock units, including conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award. Except as otherwise provided in an award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.

Other Share-Based Awards. The 2011 Plan also provides for the award of shares of our common stock and other awards that are valued by reference to our common stock or other property (“Other Share-Based Awards”). Other Share-Based Awards may be paid in cash, shares of our common stock or other property, or a combination thereof, as determined by the Committee. The Committee determines the terms and conditions of Other Share-Based Awards, including any conditions for vesting that must be satisfied.

Performance Awards. Performance awards provide participants with the opportunity to receive shares of our common stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Committee. Subject to the share limit and maximum dollar value set forth above under “Limits on Awards to Participants,” the Committee has the discretion to determine (i) the number of shares of common stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals.

No Repricing. The 2011 Plan prohibits option and SAR repricings (other than to reflect stock splits, spin-offs or other corporate events described under “Adjustments upon Changes in Capitalization” below, or in connection with a change in control of the company) unless stockholder approval is obtained.

Nontransferability of Awards. No award under the 2011 Plan, and no shares subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, is transferable other than by will or the laws of descent and distribution, and an award may be exercised during the participant’s lifetime only by the participant or the participant’s estate, guardian or legal representative, except that the Committee may provide in an award agreement that a participant may transfer an award without consideration to certain family members, family trusts, or other family-owned entities, or for charitable donations under such terms and conditions determined by the Committee.

Amendment and Termination. The 2011 Plan may be amended or terminated by our board of directors except that stockholder approval is required for any amendment to the 2011 Plan which increases the number of shares of common stock available for awards under the 2011 Plan, expands the types of awards available under the 2011 Plan, materially expands the class of persons eligible to participate in the 2011 Plan, permits the grant of options or SARs with an exercise or grant price of less than 100% of fair market value on the date of grant, amends the provisions of the 2011 Plan prohibiting the repricing of options and SARs as described above, increases the limits on shares subject to awards, or otherwise materially increases the benefits to participants under the 2011 Plan. The 2011 Plan will expire on the 10th anniversary of the Effective Date, except with respect to awards then outstanding, and no further awards may be granted thereafter.

Other Option Plans

2010 and 2000 Employee Stock Option Plans

In May 2010, our stockholders approved the 2010 Employee Stock Option Plan (the “2010 Plan”), which provided for the grant of options to purchase up to 555,556 shares of our common stock. The 2010 Plan served as our primary equity incentive plan for our employees and other eligible participants until the approval by our shareholders of the 2011 Plan. The board of directors unanimously approved the 2010 Plan on January 20, 2010 and our stockholders approved the 2010 Plan on May 19, 2010. The 2010 Plan and 2000 Plan were administered by the Committee. The board or committee had full authority to interpret the 2010 Plan and 2000 Plan and to establish and amend rules and regulations relating thereto. Under the terms of the 2010 Plan, options granted there under were designated as options which qualify for incentive stock option treatment under Section 422 of the Code, or options which do not so qualify. As of the Record Date, there were approximately 56,908 options outstanding under the 2000 and 2010 Plans, with exercise prices ranging from $7.02 to $36.00.

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2001 Non-Executive Director Stock Option Plan

In January 2002, our stockholders approved the 2001 Non-Executive Director Stock Option Plan. Awards were granted under the 2001 Director Plan until the approval by our shareholders of the 2011 Plan to (i) non-executive directors as defined and (ii) members of any advisory board we may establish who are not full-time employees of us or any of our subsidiaries. Under the 2001 Director Plan, each non-executive director was automatically be granted an option to purchase 2,222 shares upon joining the board and an option to purchase 556 shares each September 1st thereafter, pro rata, based on the time the director has served during the prior year. The term non-executive director refers to those of our directors who are not otherwise a full-time employee of us or any subsidiary. The 2001 Director Plan expired ten years following its adoption. As of the Record Date, there were approximately 4,444 outstanding options granted under the 2001 Director Plan. The options outstanding have exercise prices ranging from $10.44 to $36.54. Following the approval of the 2011 Plan by our shareholders, no further awards were granted under the 2001 Plan.

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued upon the exercise of options under all of our equity compensation plans as of June 30, 2017 which consisted of the 2011 Plan, the 2010 Employee Stock Option Plan, 2000 Employee Stock Option Plan, as amended, and the 2001 Non-Employee Director Stock Option Plan, as amended. Information concerning each of the aforementioned plans is set forth above.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options and Warrants		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (A)(1)
Equity Compensation Plans Approved by Stockholders	959,887	(1)	$ 5.25	(4)	918,713	(2)
Equity Compensation Plans Not Approved by Stockholders	97,222 (3)		12.26		N/A
Total	1,057,109		$5.89		918,713

(1)	Includes awards in the form of options and restricted stock units granted under our 2001 Director Plan our 2000 and 2010 Employee Option Plans and our 2011 Omnibus Equity Incentive Plan.
(2)	Reflects the remaining options available for issuance as of June 30, 2017 pursuant to our 2011 Plan.
(3)	See Note 10 of Notes to Consolidated Financial Statements included in the company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017 for information related to common stock purchase warrants issued to certain consultants.
(4)	The calculation of the weighted-average exercise price of the outstanding options excludes shares of common stock included in column (a) that are issuable upon the vesting of then-outstanding RSUs.

Compensation Committee Interlocks and Insider Participation

There are no compensation committee interlocks between the members of our management resources and compensation committee and any other entity. At present, Messrs. Lucas and Chagani are the members of this committee. During the fiscal year ended June 30, 2017, none of the members of the management resources and compensation committee (a) was an officer or employee of the company during the last fiscal year; (b) was formerly an officer of the company or any of its subsidiaries; or (c) had any relationship with the company requiring disclosure under Item 404 of Regulation S-K.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed herein, we have not entered into any material transactions or series of similar transactions with any director, executive officer or any security holder owning 5% or more of our common stock since the beginning of our 2017 fiscal year. For information concerning employment and indemnification agreements with, and compensation of, our executive officers and directors, see the disclosure in the section of this proxy statement captioned “Executive Compensation” and “Summary of Non-Executive Director Compensation”.

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On March 20, 2017, we entered into a note exchange agreement with the holders of an aggregate principal amount of $2,170,000 of outstanding promissory notes (the “Original Notes”) which were due and payable, pursuant to which the Company agreed to issue the holders of such notes, in consideration of the cancellation of the Original Notes, new promissory notes in the aggregate principal amount of $2,545,199, which is equal to the sum of the aggregate principal amount of the Original Notes plus the accrued but unpaid interest on the Original Notes (the “New Notes”). The New Notes are convertible into shares of the Company’s Common Stock at an initial conversion price of $2.03 per share. Based on the initial conversion price, the New Notes are convertible into up to 1,253,792 shares of common stock. If we issues or sells shares of its common stock, rights to purchase shares of its common stock, or securities convertible into shares of its common stock for a price per share that is less than the conversion price then in effect, such conversion price will be decreased to equal 85% of such lower price. The foregoing adjustments to the conversion price will not apply to certain exempt issuances, including issuances pursuant to certain employee benefit plans. In addition, the conversion price is subject to adjustment upon stock splits, reverse stock splits, and similar capital changes. The right of holders of the New Notes to convert these securities into common stock is subject to a 4.99% beneficial ownership limitation, which beneficial ownership limitation may be increased by a holder to a greater percentage not in excess of 9.99% after providing notice to us. The closing of the exchange transaction occurred on March 20, 2017 and all of the New Notes have a maturity date of one year from the closing date.

The New Notes were issued in consideration of the exchange of (i) an aggregate principal amount of $950,000 of Original Notes held by VER 83, LLC, which was originally issued in February 2015 and after a series of extensions of the maturity date and related amendments, previously reported, was convertible at a price of $2.25 per share, (ii) an aggregate principal amount of $520,000 of Original Notes, held by MKA 79, LLC, which were originally issued in August 2015 and after a series of extensions of the maturity date and related amendments, previously reported, were convertible at a price of $3.00 per share, (iii) an aggregate principal amount of $250,000 of unconvertible Original Notes was originally issued January 31, 2017 to Hanif A. Roshan, the Chairman and Chief Executive Officer of the Company, and was due and payable on the 30-day anniversary of the issue date and interest accrued on this note at the rate of 12.0% per annum, and (iv) an Original Note in the principal amount of $450,000 was originally issued in October 2015 to Peachstate Health Management, LLC, our subsidiary, and is presently held by Optimum Ventures, LLC, a party affiliated by ownership with the former members of Peachstate Health Management, LLC.

The New Notes bear interest at the rate of 5% per annum with interest payable upon maturity, the conversion of the New Notes or on any earlier redemption date. Commencing one month after our common stock is listed for trading on a national securities exchange we will have the right to redeem all or any portion of the outstanding principal balance of the New Notes, plus all accrued but unpaid interest at a price equal to 110% of such amount. The holders of the New Notes shall have the right to convert any or the entire amount to be redeemed into common stock prior to redemption. Subject to certain exceptions, the New Notes are senior to existing and future indebtedness of the Company and will be secured by a first priority lien on all of our assets to the extent and as provided in a Security Agreement entered into between the Company and the holders. Subject to certain exceptions, the New Notes contain customary covenants against incurring additional indebtedness and granting additional liens and contains customary events of default. Upon the occurrence of an event of default under the New Notes, the holders may require the Company to repay all or a portion of the note in cash, at a price equal to 110% of the principal, plus accrued and unpaid interest.

The New Notes are held as follows: (i) a New Note in the principal amount of $1,056,875 was issued to VER 83, LLC in consideration of the surrender of the Original Note held by it and is convertible into 520,628 shares of our common stock at the initial conversion price of $2.03 per share, subject to adjustment. VER 83, LLC is an entity controlled by Douglas B. Luce, the brother of J. David Luce, who was a member of our board of directors at the time of issuance of the Original Note held by VER 83, LLC.

(ii) a New Note in the principal amount of $641,294 was issued to MKA 79, LLC in consideration of the surrender of the Original Note held by it and is convertible into 315,908 shares of our common stock at the initial conversion price of $2.03 per share, subject to adjustment. MKA 79, LLC is an entity controlled by J. David Luce, who was a member of our board of directors at the time of issuance of the Original Note to MKA 79, LLC.

(iii) a New Note in the principal amount of $591,613 was issued to Optimum Ventures, LLC in consideration of the surrender of the Original Note held by it and is convertible into 291,435 shares of our common stock at the initial conversion price of $2.03 per share, subject to adjustment.

(iv) a New Note in the principal amount of $255,417 was issued to Hanif A. Roshan in consideration of the surrender of the Original Note held by it and is convertible into 125,821 shares of our common stock at the initial conversion price of $2.03 per share, subject to adjustment.

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In connection with the exchange of the Original Notes for the New Notes, we also agreed with the holder of all of our outstanding shares of Series B Convertible Preferred Stock (the “Series B Preferred Stock”) to exchange all of its outstanding shares of Series B Preferred Stock for shares of a new series of convertible preferred stock designated as Series E Convertible Preferred Stock (the “Series E Preferred Stock”). Accordingly, on March 20, 2017, we also entered into a separate exchange agreement with the holder of the shares of Series B Preferred Stock, to exchange such shares for a total of 25,000 shares of Series E Preferred Stock. Each share of Series E Preferred Stock will have a stated value of $30.00 per share. Pursuant to this exchange agreement, the holder of the shares of Series B Preferred Stock agreed to waive all unpaid dividends that had accrued on the shares of Series B Preferred Stock. The shares of Series E Preferred Stock are initially convertible by the holder into an aggregate of 187,500 shares of common stock at the initial conversion rate of $4.00 per share. The conversion price of the new preferred stock is subject to adjustment solely in the event of stock dividends, combinations, splits, recapitalizations, and similar corporate events. The right of holders of Series E Preferred Stock to convert these securities into common stock is subject to a 4.99% beneficial ownership limitation, which beneficial ownership limitation may be increased by a holder to a greater percentage not in excess of 9.99% after providing notice to us. The Certificate of Designations, Rights and Preferences and Number of Shares of Series E Convertible Preferred Stock, referred to as the Series E Designation, was filed with the Secretary of State of the State of Delaware on March 20, 2017. The Series E Designation, which defines the rights and preferences of the Series E Preferred Stock, also provides that: (i) each holder of the Series E Preferred Stock will have the right, at any time, to convert the shares of Series E Preferred Stock into shares of common stock; (ii) the Series E Preferred Stock will be redeemable at our option commencing one year after the closing date, provided that the Company’s common stock is listed on a national securities exchange at such time; and (iii) the Series E Preferred Stock will pay dividends at the rate of 5% per annum in cash. The Series E Preferred Stock is held by Greener Fairways, Inc., a party affiliated by ownership with VER 83, LLC.

AEON leases its facilities from Centennial Properties of Georgia, LLC under a lease agreement dated March 1, 2014, as amended January 20, 2016. The lease provides for a term of 12 years expiring March 2032. The lease payments range from $46,500 to a maximum of $60,000. In connection with the lease agreement, as security for its rent and other obligations under the lease, AEON has provided to the landlord a first priority lien and security interest in substantially all of its assets. The landlord under the lease is Centennial Properties of Georgia, LLC, a Georgia limited liability Company. Centennial is owned by Sonny Roshan, Shawn Desai, Pyarali Roy and Sohail Ali, all of whom are AEON members and will be receiving AHC Common Stock as a result of the transaction. Mr. Roshan is the Chairman of AEON and is also the Chairman and CEO of Authentidate. Mr. Desai is the Chief Technology Officer of AEON. Mr. Roy is the Chief Strategy Officer of AEON.

AHC entered into a lease agreement with Hanif A. (“Sonny”) Roshan (the “landlord”) for a residential premises at 5455 Golf View Drive, Braselton, Georgia 30517 for a term of one year beginning on January 1, 2017 and ending at December 31, 2017 for a fixed rent in monthly installments of $7,500 due and payable by the first day of each month. The lease is renewable with a 3% increase in rent for each renewal. The tenant is responsible for utilities and insurance with the landlord responsible for maintenance and taxes on the premises.

Approval for Related Party Transactions

Although we have not adopted a formal policy relating to the approval of proposed transactions that we may enter into with any of our executive officers, directors and principal stockholders, including their immediate family members and affiliates, our audit committee, all of the members of which, are independent, reviews the terms of any and all such proposed material related party transactions. The results of this review are then communicated to the entire board of directors, which has the ultimate authority as to whether or not we enter into such transactions. In approving or rejecting the proposed related party transaction, the board of directors considers the relevant facts and circumstances available and deemed relevant to them, including, but not limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. We shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our audit committee and our board of directors determine in the good faith exercise of their discretion.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability or other proxy materials, as applicable, with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability or a copy of other proxy materials, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. A number of brokers with account holders who are our stockholders may be “householding” our proxy materials. This means that only one copy of the Notice of Internet Availability (or other proxy materials) may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a Notice of Internet Availability or other proxy materials, as applicable, please notify your broker or the company. To contact us, direct your written request to Corporate Secretary, Authentidate Holding Corp., 2225 Centennial Drive, Gainesville, Georgia 30504 or call at (888) 661-0225. If you revoke your consent, we will promptly deliver to you a separate copy of the Notice of Internet Availability and, if applicable, our other proxy materials. Stockholders who currently receive multiple copies of the Notice of Internet Availability or other proxy materials, as applicable, at their addresses and would like to request “householding” of their communications should contact their brokers or our corporate secretary.

OTHER BUSINESS

As of the date of this proxy statement, the only business which the board of directors intends to present, and knows that others will present, at the annual meeting is that herein above set forth. If any other matter or matters are properly brought before the annual meeting, or any adjournments or postponements thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

STOCKHOLDER PROPOSALS

Bylaw Provisions. In accordance with our bylaws, a stockholder who desires to present a proposal for consideration at next year’s annual meeting must have submitted the proposal no later than the close of business on September 9, 2018. The submission must include the proposal and a brief statement of the reasons for it, the name and address of the stockholder (as they appear in our stock transfer records), the number of shares beneficially owned by the stockholder and a description of any material interest that the stockholder may have in the proposal. Proposals should be addressed to Corporate Secretary, Authentidate Holding Corp., 2225 Centennial Drive, Gainesville, Georgia 30504.

Inclusion in Next Year’s Proxy Statement. Notwithstanding the bylaw provisions, a stockholder who desires to have his, her or its proposal included in next year’s proxy statement must have delivered the proposal to our principal executive offices (at the address noted above) no later than the close of business on June 29, 2018.

Presentation at Meeting. For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit our management to vote proxies in its discretion if (a) our management received notice of the proposal before the close of business on September 12, 2018 and advised stockholders in next year’s proxy statement about the nature of the matter and how it intends to vote on such matter, or (b) our management does not receive notice of the proposal prior to the close of business on September 12, 2018.

ADDITIONAL INFORMATION

For further information about Authentidate Holding Corp., please refer to our annual report on Form 10-K for the fiscal year ended June 30, 2017 and our subsequently filed quarterly reports on Form 10-Q. Each such report is publicly available on our website at www.aeonglobalhealth.com. You may also obtain a copy of such reports by sending a written request to our Chief Financial Officer, Authentidate Holding Corp., 2225 Centennial Drive, Gainesville, Georgia 30504. Each such request must set forth a good faith representation that as of the Record Date the person making the request was the beneficial owner of common stock of Authentidate entitled to vote at the annual meeting of stockholders.

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We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy and information statements, and other information with the SEC. Such reports, proxy and information statements, and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, as well as the regional offices of the SEC located at 3 World Financial Center, New York, New York 10281. Copies of such materials can be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. The SEC maintains a World Wide Web site that contains reports, proxy and information statements, and other information filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval System. This Web site can be accessed at http://www.sec.gov.

By Order of the Board of Directors

Dated: October 27, 2017	Hanif A. Roshan, Chairman

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY INTERNET OR TELEPHONE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY

 Vote by Internet or Telephone - QUICK««« EASY

IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

AUTHENTIDATE HOLDING CORP.	As a stockholder of Authentidate Holding Corp., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on December 7, 2017.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.
MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲
PROXY	Please mark your votes like this	☒
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH OF THE NOMINEES TO THE BOARD LISTED IN PROPOSAL NO. 1, “FOR” PROPOSAL NOS. 2 AND 3 AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTER COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”:	3. Ratification of independent registered public accounting firm.	FOR ☐	AGAINST ☐	ABSTAIN ☐

1.	Election of Directors	FOR all	WITHHOLD AUTHORITY
		Nominees	to vote (except as smarked to
	(1) Hanif A. Roshan	listed to the	the contrary for all nominees
	(2) Charles C. Lucas	left	listed to the left)
	(3) Mustafa Chagani (4) Varinder S. Rathore	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
2.	An Advisory vote regarding the approval of compensation paid to our named executive officers.	FOR ☐	AGAINST ☐	ABSTAIN ☐	ALL PROPOSALS 1, 2, AND 3.

CONTROL NUMBER

Signature	Signature	Date	, 2017

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held December 8, 2017

The proxy statement and our 2017 Annual Report to

Stockholders are available at

http://www.cstproxy.com/authentidate/2017

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AUTHENTIDATE HOLDING CORP.

The undersigned appoints Charles C. Lucas and Hanif A. Roshan and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and vote, as designated on the reverse hereof, all of the shares of common stock of Authentidate Holding Corp. held of record by the undersigned at the close of business on October 24, 2017 at the Annual Meeting of Stockholders of Authentidate Holding Corp., to be held on December 8, 2017, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING EACH OF THE NOMINEES LISTED IN PROPOSAL 1 TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(continued and to be marked, dated and signed, on the other side)